                                                                     EXHIBIT 4.1

  SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation, as Issuer,

                        SALEM COMMUNICATIONS CORPORATION
                                ATEP RADIO, INC.
                                BISON MEDIA, INC.
                            CARON BROADCASTING, INC.
                            CCM COMMUNICATIONS, INC.
                        COMMON GROUND BROADCASTING, INC.
                      GOLDEN GATE BROADCASTING COMPANY INC.
                             INSPIRATION MEDIA, INC.
                      INSPIRATION MEDIA OF PENNSYLVANIA, LP
                         INSPIRATION MEDIA OF TEXAS, LLC
                              KINGDOM DIRECT, INC.
                       NEW ENGLAND CONTINENTAL MEDIA, INC.
                   NEW INSPIRATION BROADCASTING COMPANY, INC.
                                  ONEPLACE, LLC
                       PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                RADIO 1210, INC.
                          REACH SATELLITE NETWORK, INC.
                  SALEM COMMUNICATIONS ACQUISITION CORPORATION
                             SALEM MEDIA CORPORATION
                          SALEM MEDIA OF COLORADO, INC.
                          SALEM MEDIA OF GEORGIA, INC.
                           SALEM MEDIA OF HAWAII, INC.
                          SALEM MEDIA OF ILLINOIS, LLC
                          SALEM MEDIA OF KENTUCKY, INC.
                          SALEM MEDIA OF NEW YORK, LLC
                            SALEM MEDIA OF OHIO, INC.
                           SALEM MEDIA OF OREGON, INC.
                        SALEM MEDIA OF PENNSYLVANIA, INC.
                           SALEM MEDIA OF TEXAS, INC.
                          SALEM MEDIA OF VIRGINIA, INC.
                            SALEM MUSIC NETWORK, INC.
                        SALEM RADIO NETWORK INCORPORATED
                           SALEM RADIO OPERATIONS, LLC
                   SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
                          SALEM RADIO PROPERTIES, INC.
                        SALEM RADIO REPRESENTATIVES, INC.
                             SCA LICENSE CORPORATION
                         SOUTH TEXAS BROADCASTING, INC.
                             SRN NEWS NETWORK, INC.
                            VISTA BROADCASTING, INC.,
                                 as Guarantors,

                                       and

                        THE BANK OF NEW YORK, as Trustee
                                _________________

                                    INDENTURE

                          Dated as of December 23, 2002
                                _________________

                                  $100,000,000

                    7 3/4% Senior Subordinated Notes due 2010

                                TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION .......................................................     2
            Section 1.01 Definitions .....................................................................................     2
            Section 1.02 Other Definitions ...............................................................................    17
            Section 1.03 Compliance Certificates and Opinions ............................................................    18
            Section 1.04 Form of Documents Delivered to Trustee ..........................................................    18
            Section 1.05 Acts of Holders .................................................................................    19
            Section 1.06 Notices, etc., to Trustee, the Company and any Guarantor ........................................    20
            Section 1.07 Notice to Holders:  Waiver ......................................................................    20
            Section 1.08 Conflict with Trust Indenture Act ...............................................................    20
            Section 1.09 Effect of Headings and Table of Contents ........................................................    20
            Section 1.10 Successors and Assigns ..........................................................................    21
            Section 1.11 Separability Clause .............................................................................    21
            Section 1.12 Benefits of Indenture ...........................................................................    21
            Section 1.13 Governing Law ...................................................................................    21
            Section 1.14 Legal Holidays ..................................................................................    21
            Section 1.15 Schedules and Exhibits ..........................................................................    21
            Section 1.16 Counterparts ....................................................................................    21

ARTICLE II  SECURITY FORMS ...............................................................................................    21
            Section 2.01 Forms Generally .................................................................................    21
            Section 2.02 Form of Face of Security ........................................................................    23
            Section 2.03 Form of Reverse of Securities ...................................................................    27
            Section 2.04 Additional Provisions Required in Global Security ...............................................    39
            Section 2.05 Form of Trustee's Certificate of Authentication .................................................    39
            Section 2.06 Form of Guarantee of Each of the Guarantors .....................................................    39

ARTICLE III  THE SECURITIES ..............................................................................................    41
            Section 3.01 Title and Terms .................................................................................    41
            Section 3.02 Denominations ...................................................................................    41
            Section 3.03 Execution, Authentication, Delivery and Dating ..................................................    41
            Section 3.04 Temporary Securities ............................................................................    42
            Section 3.05 Global Securities ...............................................................................    43
            Section 3.06 Registration, Registration of Transfer and Exchange .............................................    44
            Section 3.07 Special Transfer Provisions .....................................................................    45
            Section 3.08 Mutilated, Destroyed, Lost and Stolen Securities ................................................    47
            Section 3.09 Payment of Interest; Interest Rights Preserved ..................................................    48
            Section 3.10 Persons Deemed Owners ...........................................................................    49
            Section 3.11 Cancellation ....................................................................................    49
            Section 3.12 Computation of Interest .........................................................................    49
            Section 3.13 CUSIP Numbers ...................................................................................    49

ARTICLE IV  DEFEASANCE AND COVENANT DEFEASANCE ...........................................................................    49
            Section 4.01 Company's Option to Effect Defeasance or Covenant Defeasance ....................................    49
            Section 4.02 Defeasance and Discharge ........................................................................    49
            Section 4.03 Covenant Defeasance .............................................................................    50
            Section 4.04 Conditions to Defeasance or Covenant Defeasance .................................................    50
            Section 4.05 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous
                         Provisions ......................................................................................    52
            Section 4.06 Reinstatement ...................................................................................    52

ARTICLE V  REMEDIES ......................................................................................................    53

                                TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
            Section 5.01 Events of Default ...............................................................................    53
            Section 5.02 Acceleration of Maturity; Rescission and Annulment ..............................................    54
            Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee .................................    55
            Section 5.04 Trustee May File Proofs of Claim ................................................................    55
            Section 5.05 Trustee May Enforce Claims without Possession of Securities .....................................    56
            Section 5.06 Application of Money Collected ..................................................................    56
            Section 5.07 Limitation on Suits .............................................................................    56
            Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest .......................    57
            Section 5.09 Restoration of Rights and Remedies ..............................................................    57
            Section 5.10 Rights and Remedies Cumulative ..................................................................    57
            Section 5.11 Delay or Omission Not Waiver ....................................................................    57
            Section 5.12 Control by Holders ..............................................................................    58
            Section 5.13 Waiver of Past Defaults .........................................................................    58
            Section 5.14 Undertaking for Costs ...........................................................................    58
            Section 5.15 Waiver of Stay, Extension or Usury Laws .........................................................    58

ARTICLE VI  THE TRUSTEE ..................................................................................................    59
            Section 6.01 Notice of Defaults ..............................................................................    59
            Section 6.02 Certain Rights and Duties of Trustee ............................................................    59
            Section 6.03 Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds
                         Thereof .........................................................................................    60
            Section 6.04 Trustee and Agents May Hold Securities; Collections; etc ........................................    60
            Section 6.05 Money Held in Trust .............................................................................    60
            Section 6.06 Compensation and Indemnification of Trustee and Its Prior Claim .................................    60
            Section 6.07 Conflicting Interests ...........................................................................    61
            Section 6.08 Corporate Trustee Required, Eligibility .........................................................    61
            Section 6.09 Resignation and Removal:  Appointment of Successor Trustee ......................................    61
            Section 6.10 Acceptance of Appointment by Successor ..........................................................    62
            Section 6.11 Merger, Conversion, Consolidation or Succession to Business .....................................    63
            Section 6.12 Preferential Collection of Claims Against Company ...............................................    63

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY TRUSTEE .......................................................................    63
            Section 7.01 Company to Furnish Trustee with Names and Addresses of Holders ..................................    63
            Section 7.02 Disclosure of Names and Addresses of Holders ....................................................    64
            Section 7.03 Reports by Trustee ..............................................................................    64
            Section 7.04 Reports by Company and Guarantors ...............................................................    64

ARTICLE VIII  CONSOLIDATION, MERGER,  CONVEYANCE, TRANSFER OR LEASE ......................................................    65
            Section 8.01 Company or Any Guarantor May Consolidate, etc., Only on Certain Terms ...........................    65
            Section 8.02 Successor Substituted ...........................................................................    66

ARTICLE IX  SUPPLEMENTAL INDENTURES ......................................................................................    66
            Section 9.01 Supplemental Indentures and Agreements without Consent of Holders ...............................    66
            Section 9.02 Supplemental Indentures and Agreements with Consent of Holders ..................................    67
            Section 9.03 Execution of Supplemental Indentures and Agreements .............................................    68
            Section 9.04 Effect of Supplemental Indentures ...............................................................    68
            Section 9.05 Conformity with Trust Indenture Act .............................................................    68
            Section 9.06 Reference in Securities to Supplemental Indentures ..............................................    68
            Section 9.07 Effect on Senior Indebtedness ...................................................................    68

ARTICLE X  COVENANTS .....................................................................................................    69
            Section 10.01 Payment of Principal, Premium and Interest .....................................................    69

                                TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
            Section 10.02 Maintenance of Office or Agency ................................................................    69
            Section 10.03 Money for Security Payments to Be Held in Trust ................................................    69
            Section 10.04 Corporate Existence ............................................................................    70
            Section 10.05 Payment of Taxes and Other Claims ..............................................................    70
            Section 10.06 Maintenance of Properties ......................................................................    71
            Section 10.07 Insurance ......................................................................................    71
            Section 10.08 Limitation on Indebtedness .....................................................................    71
            Section 10.09 Limitation on Restricted Payments ..............................................................    73
            Section 10.10 Limitation on Transactions with Affiliates .....................................................    74
            Section 10.11 Limitation on Senior Subordinated Indebtedness .................................................    75
            Section 10.12 Limitation on Liens ............................................................................    75
            Section 10.13 Limitation on Sale of Assets ...................................................................    76
            Section 10.14 Limitation on Issuances of Guarantees of and Pledges for Indebtedness ..........................    78
            Section 10.15 Restriction on Transfer of Assets ..............................................................    79
            Section 10.16 Purchase of Securities upon a Change of Control ................................................    79
            Section 10.17 Limitation on Subsidiary Equity Interests ......................................................    82
            Section 10.18 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries ..................    82
            Section 10.19 Limitation on Unrestricted Subsidiaries ........................................................    82
            Section 10.20 Provision of Financial Statements ..............................................................    83
            Section 10.21 Statement by Officers as to Default ............................................................    83
            Section 10.22 Waiver of Certain Covenants ....................................................................    83
            Section 10.23 Limitation on Asset Swaps ......................................................................    84

ARTICLE XI  REDEMPTION OF SECURITIES .....................................................................................    84
            Section 11.01 Rights of Redemption ...........................................................................    84
            Section 11.02 Applicability of Article .......................................................................    84
            Section 11.03 Election to Redeem; Notice to Trustee ..........................................................    84
            Section 11.04 Selection by Trustee of Securities to Be Redeemed ..............................................    84
            Section 11.05 Notice of Redemption ...........................................................................    85
            Section 11.06 Deposit of Redemption Price ....................................................................    85
            Section 11.07 Securities Payable on Redemption Date ..........................................................    85
            Section 11.08 Securities Redeemed or Purchased in Part .......................................................    86

ARTICLE XII  SUBORDINATION OF SECURITIES .................................................................................    86
            Section 12.01 Securities Subordinate to Senior Indebtedness ..................................................    86
            Section 12.02 Payment Over of Proceeds Upon Dissolution, etc .................................................    86
            Section 12.03 Suspension of Payment When Senior Indebtedness in Default ......................................    87
            Section 12.04 Payment Permitted if No Default ................................................................    88
            Section 12.05 Subrogation to Rights of Holders of Senior Indebtedness ........................................    88
            Section 12.06 Provisions Solely to Define Relative Rights ....................................................    88
            Section 12.07 Trustee to Effectuate Subordination ............................................................    89
            Section 12.08 No Waiver of Subordination Provisions ..........................................................    89
            Section 12.09 Notice to Trustee ..............................................................................    89
            Section 12.10 Reliance on Judicial Order or Certificate of Liquidating Agent .................................    90
            Section 12.11 Rights of Trustee as a Holder of Senior Indebtedness Preservation of Trustee's Rights ..........    90
            Section 12.12 Article Applicable to Paying Agents ............................................................    90
            Section 12.13 No Suspension of Remedies ......................................................................    90
            Section 12.14 Trustee's Relation to Senior Indebtedness ......................................................    91

ARTICLE XIII  SATISFACTION AND DISCHARGE .................................................................................    91
            Section 13.01 Satisfaction and Discharge of Indenture ........................................................    91
            Section 13.02 Application of Trust Money .....................................................................    92

                                TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
ARTICLE XIV  GUARANTEE ...................................................................................................    92
            Section 14.01 Guarantors' Guarantee ..........................................................................    92
            Section 14.02 Continuing Guarantee; No Right of Set-Off; Independent Obligation ..............................    92
            Section 14.03 Guarantee Absolute .............................................................................    93
            Section 14.04 Right to Demand Full Performance ...............................................................    94
            Section 14.05 Waivers. 94
            Section 14.06 The Guarantors Remain Obligated in Event the Company Is No Longer Obligated to Discharge
                          Indenture Obligations ..........................................................................    95
            Section 14.07 Fraudulent Conveyance; Subrogation .............................................................    95
            Section 14.08 Guarantee Is in Addition to Other Security .....................................................    95
            Section 14.09 Release of Security Interests ..................................................................    95
            Section 14.10 No Bar to Further Actions ......................................................................    96
            Section 14.11 Failure to Exercise Rights Shall Not Operate as a Waiver; No Suspension of Remedies ............    96
            Section 14.12 Trustee's Duties, Notice to Trustee ............................................................    96
            Section 14.13 Successors and Assigns .........................................................................    96
            Section 14.14 Release of Guarantee ...........................................................................    96
            Section 14.15 Execution of Guarantee .........................................................................    97
            Section 14.16 Guarantee Subordinate to Guarantor Senior Indebtedness .........................................    97
            Section 14.17 Payment Over of Proceeds Upon Dissolution of the Guarantor, etc ................................    97
            Section 14.18 Default on Guarantor Senior Indebtedness .......................................................    98
            Section 14.19 Payment Permitted by Each of the Guarantors if No Default ......................................    98
            Section 14.20 Subrogation to Rights of Holders of Guarantor Senior Indebtedness ..............................    98
            Section 14.21 Provisions Solely to Define Relative Rights ....................................................    99
            Section 14.22 Trustee to Effectuate Subordination ............................................................    99
            Section 14.23 No Waiver of Subordination Provisions ..........................................................    99
            Section 14.24 Notice to Trustee by Each of the Guarantors ....................................................   100
            Section 14.25 Reliance on Judicial Order or Certificate of Liquidating Agent .................................   100
            Section 14.26 Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's
                          Rights .........................................................................................   100
            Section 14.27 Article Applicable to Paying Agents ............................................................   101
            Section 14.28 No Suspension of Remedies ......................................................................   101
            Section 14.29 Trustee's Relation to Guarantor Senior Indebtedness ............................................   101
            Section 14.30 Limitation on Guarantee ........................................................................   101

SCHEDULE I        Existing Indebtedness of Salem Communications Holding Corporation and its Restricted
                  Subsidiaries
EXHIBIT A         Form of Restricted Securities Transfer Certificate (General)
EXHIBIT B         Form of Restricted Securities Transfer Certificate (Non-U.S. Persons)
EXHIBIT C         Form of Intercompany Note

                             CROSS-REFERENCE TABLE*

                                 Trust Indenture

Act Section                                                                          Indenture Section
-----------                                                                          -----------------
3.10(a)(1).....................................................................   6.08

         (a)(2)................................................................   6.08
         (a)(3)................................................................   N.A.
         (a)(4)................................................................   N.A.
         (b)..................................................................    1.06; 6.07; 6.08; 6.09; 7.03
         (c)...................................................................   N.A.

3.11(a)........................................................................   6.12
         (b)...................................................................   6.12
         (c)...................................................................   N.A.

3.12(a)........................................................................   7.01
         (b)...................................................................   7.02
         (c)...................................................................   7.02

3.13(a)........................................................................   7.03
         (b)(1)................................................................   N.A.
         (b)(2)................................................................   7.03
         (c)...................................................................   1.07; 7.03
         (d)...................................................................   7.03

3.14(a)........................................................................   1.06; 10.20
         (b)...................................................................   N.A.
         (c)(1)................................................................   1.03
         (c)(2)................................................................   1.03
         (c)(3)................................................................   N.A.
         (d)...................................................................   N.A.
         (e)...................................................................   1.03
         (f)...................................................................   N.A.

3.15(a)........................................................................   6.02(a)

         (b)...................................................................   1.07; 6.01
         (c)...................................................................   6.02(k)
         (d)...................................................................   6.02(e)
         (e)...................................................................   5.14


*     The Cross-Reference Table is not part of the Indenture

3.16(a)(last sentence)..........................................................   1.01 (definition of "Outstanding")

         (a)(1).................................................................   5.12
         (a)(2).................................................................   N.A.
         (b)....................................................................   5.08
         (c)....................................................................   1.05

3.17(a)(1)......................................................................   5.03

         (a)(2).................................................................   5.04
         (b)....................................................................  10.03

3.18(a).........................................................................   1.08

N.A. means not applicable.

      INDENTURE, dated as of December 23, 2002, among SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation (as further defined below, the "Company"), SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (as further defined below, "Parent"), ATEP RADIO, INC., a California corporation, BISON MEDIA, INC., a Colorado corporation, CARON BROADCASTING, INC., an Ohio corporation, CCM COMMUNICATIONS, INC., a Tennessee corporation, COMMON GROUND BROADCASTING, INC., an Oregon corporation, GOLDEN GATE BROADCASTING COMPANY INC., a California corporation, INSPIRATION MEDIA, INC., a Washington corporation, INSPIRATION MEDIA OF PENNSYLVANIA, LP, a Delaware limited partnership, INSPIRATION MEDIA OF TEXAS, LLC, a Texas limited liability company, KINGDOM DIRECT, INC., a California corporation, NEW ENGLAND CONTINENTAL MEDIA, INC., a Massachusetts corporation, NEW INSPIRATION BROADCASTING COMPANY, INC., a California corporation, ONEPLACE, LLC, a Delaware limited liability company, PENNSYLVANIA MEDIA ASSOCIATES, INC., a Pennsylvania corporation, RADIO 1210, INC., a California corporation, REACH SATELLITE NETWORK, INC., a Tennessee corporation, SALEM COMMUNICATIONS ACQUISITION CORPORATION, a Delaware corporation, SALEM MEDIA CORPORATION, a New York corporation, SALEM MEDIA OF COLORADO, INC., a Colorado corporation, SALEM MEDIA OF GEORGIA, INC., a Delaware corporation, SALEM MEDIA OF HAWAII, INC., a Delaware corporation, SALEM MEDIA OF ILLINOIS, LLC, a Delaware limited liability company, SALEM MEDIA OF KENTUCKY, INC., a Kentucky corporation, SALEM MEDIA OF OHIO, INC., an Ohio corporation, SALEM MEDIA OF NEW YORK, LLC, a Delaware limited liability company, SALEM MEDIA OF OREGON, INC., an Oregon corporation, SALEM MEDIA OF PENNSYLVANIA, INC., a Pennsylvania corporation, SALEM MEDIA OF TEXAS, INC., a Texas corporation, SALEM MEDIA OF VIRGINIA, INC., a Virginia corporation, SALEM MUSIC NETWORK, INC., a Texas corporation, SALEM RADIO NETWORK INCORPORATED, a Delaware corporation, SALEM RADIO OPERATIONS, LLC, a Delaware limited liability company, SALEM RADIO OPERATIONS - PENNSYLVANIA, INC., a Delaware corporation, SALEM RADIO PROPERTIES, INC., Delaware corporation, SALEM RADIO REPRESENTATIVES, INC., a Texas corporation, SCA LICENSE CORPORATION, a Delaware corporation, SOUTH TEXAS BROADCASTING, INC., a Texas corporation, SRN NEWS NETWORK, INC., a Texas corporation, and VISTA BROADCASTING, INC., a California corporation, (collectively with Parent, the "Guarantors"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                                    RECITALS

      The Company has duly authorized the issuance of 7 3/4% Senior Subordinated Notes due 2010, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities.

      Each Guarantor has duly authorized the issuance of a guarantee (the "Guarantees") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and the Guarantee.

      This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

      All acts and things necessary have been done to make (i) the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, (ii) the Guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors and (iii) this Indenture a valid and legally binding agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.01 Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

      (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

      (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

      (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

      "Accredited Investor" means an institutional "accredited investor" within the meaning of Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

      "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

      "Additional Securities" means any Securities issued under this Indenture in addition to the Original Securities (other than any Securities issued pursuant to Section 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 9.06, 10.13, 10.16 or
11.08).

      "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's Equity Interests or any officer or director of any such Person or other Person or, with respect to any natural Person, any person having a relationship with such Person or other Person by blood, marriage or adoption not more remote than first cousin or (iii) any other Person 10% or more of the voting Equity Interests of which are beneficially owned or held directly or indirectly by such specified person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or Sale and Leaseback Transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Equity Interest of any Restricted Subsidiary of the Company (other than directors' qualifying shares and, to the extent required by local ownership laws in foreign countries, shares owned by foreign shareholders); (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Restricted Subsidiaries; or (iii) any other properties or assets of the Company or any of its Restricted Subsidiaries, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (A) that is governed by Section 8.01(a) or Section 10.23,
(B) that is by the Company to any Wholly Owned Restricted Subsidiary of the Company, or by any Restricted Subsidiary of the Company to the Company or any Wholly Owned Restricted Subsidiary of the Company, in accordance with the terms of this Indenture, (C) that aggregates not more than $1,000,000 in gross proceeds or (D) any Restricted Payments permitted under Section 10.09 or any Permitted Investment.

      "Agent Member" means any member of, or participant in, the Depositary.

      "Asset Swap" means an Asset Sale by the Company or any Restricted Subsidiary of the Company in exchange for properties or assets that will be used in the business of the Company and its Restricted Subsidiaries existing on the date of this Indenture or reasonably related thereto.

      "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

      "Bank Credit Agreement" means the Fourth Amended and Restated Credit Agreement, dated as of June 15, 2001, among the Company, the lenders named therein and The Bank of New York, as administrative agent, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing). For all purposes under this Indenture, "Bank Credit Agreement" shall include any amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or any other modifications that increase the principal amount of the Indebtedness or the commitments to lend thereunder and have been made in compliance with Section 10.08; provided that, for purposes of the definition of "Permitted Indebtedness," no such increase may result in the principal amount of Indebtedness of the Company under the Bank Credit Agreement that is permitted to be incurred pursuant to Section 10.08(b)(i) to exceed the amount specified in Section 10.08(b)(i).

      "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

      "Board of Directors" means the board of directors of the Company or any Guarantor, as the case may be, or any duly authorized committee of such board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, the State of California or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

      "Capital Lease Obligation" means, with respect to any Person, any obligation of such Person and its Restricted Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

      "Cash Equivalents" means, (i) any evidence of Indebtedness with a maturity of one year or less from the date of acquisition issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of one year or less from the date of acquisition of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of one year or less from the date of acquisition issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated A1 (or higher) according to S&P or P-1 (or higher) according to Moody's or at least an equivalent rating category of another nationally recognized securities rating agency: (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

      "Change of Control" means the occurrence of any of the following events:
(i) any "Person" or "Group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "Beneficial Owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the Company or Parent, provided that the Permitted Holders "Beneficially Own" (as so defined) a lesser percentage of such Voting Stock than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of the Company or Parent, as the case may be; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company or Parent (together with any new directors whose election to such board of directors or whose nomination for election by the shareholders of the Company or Parent, as the case may be, was approved by a vote of 66% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office;
(iii) the Company or Parent consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company or Parent, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or Parent, as the case may be, is changed into or exchanged for cash, securities or other property, other than any such transaction in which the outstanding Voting Stock of the Company or Parent, as the case may be, is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company or Parent, as the case may be) or in which (A) the outstanding Voting Stock of the Company or Parent, as the case may be, is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Disqualified Equity Interests or (y) cash, securities and other property (other than Equity Interests of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment in accordance with Section 10.09 (and such amount shall be treated as a Restricted Payment subject to the provisions of
Section 10.09) and (B) no "Person" or "Group" other than Permitted Holders owns immediately after such transaction directly or indirectly, more than the greater of (1) 40% of the total outstanding Voting Stock of the surviving corporation and (2) the percentage of the outstanding Voting Stock of the surviving corporation owned, directly or indirectly, by Permitted Holders immediately after such transaction; or (iv) the Company or Parent is liquidated or dissolved or adopts a plan of liquidation or dissolution other than (in the case of the Company) in a transaction which complies with the provisions described under Article Eight.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means Salem Communications Holding Corporation, a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice Chairman, its President or a Vice President (regardless of vice presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (a) the interest expense of such Person and its Consolidated Restricted Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and
(iv) accrued interest, plus (b) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person during such period, and all capitalized interest of such Person and its Consolidated Restricted Subsidiaries, in each case as determined in accordance with GAAP consistently applied.

      "Consolidated Net Income" means, with respect to any Person for any period, the Consolidated net income (or loss) of such Person and its Consolidated Restricted Subsidiaries for such period as determined in accordance with GAAP consistently applied, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains but not losses (less all fees and expenses relating thereto), (ii) the portion of net income (or loss) of such Person and its Consolidated Restricted Subsidiaries allocable to interests in unconsolidated Persons or Unrestricted Subsidiaries, except to the extent of the amount of dividends or distributions actually paid to such Person or its Consolidated Restricted Subsidiaries by such other Person during such period, (iii) net income (or loss) of any other Person combined with such Person or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains but not losses (less all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business, or (vi) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by such Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its shareholders.

      "Consolidated Net Worth" means the Consolidated equity of the holders of Equity Interests (excluding Disqualified Equity Interests) of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP consistently applied.

      "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries (other than any Unrestricted Subsidiaries) if and to the extent the accounts of such Person and each of its subsidiaries (other than any Unrestricted Subsidiaries) would normally be consolidated with those of such Person, all in accordance with GAAP consistently applied. The term "Consolidated" shall have a similar meaning.

      "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at The Bank of New York, 101 Barclay Street, 21 W, New York, New York 10286, Attention: Corporate Trust Administration.

      "Cumulative Consolidated Interest Expense" means, as of any date of determination, Consolidated Interest Expense of (x) Parent from September 25, 1997 to but not including the Succession Date and (y) the Company from and including the Succession Date to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

      "Cumulative Operating Cash Flow" means, as of any date of determination, Operating Cash Flow of (x) Parent from September 25, 1997 to but not including the Succession Date and (y) the Company from and including the Succession Date to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

      "Debt to Operating Cash Flow Ratio" means, as of any date of determination, the ratio of (a) the aggregate principal amount of all outstanding Indebtedness of the Company and its Restricted Subsidiaries as of such date on a Consolidated basis plus the aggregate liquidation preference or redemption amount of all Disqualified Equity Interests of the Company (excluding any such Disqualified Equity Interests held by the Company or a Wholly

Owned Restricted Subsidiary of the Company), to (b) Operating Cash Flow of the Company and its Restricted Subsidiaries on a Consolidated basis for the four most recent full quarters ending immediately prior to such date, determined on a pro forma basis (and after giving pro forma effect to: (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average balance of such Indebtedness at the end of each month during such four-quarter period); (iii) in the case of Acquired Indebtedness, the related acquisition, as if such acquisition had occurred at the beginning of such four-quarter period; and (iv) any acquisition or disposition by the Company and its Restricted Subsidiaries of any company or any business or any assets out of the ordinary course of business, or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, assuming such acquisition, disposition or repayment had been consummated on the first day of such four-quarter period).

      "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

      "Depositary" means, with respect to the Securities issued in the form of Global Securities, if any, The Depository Trust Company, a New York limited purpose corporation, its nominees and successors, in each case registered as a "clearing agency" under the Exchange Act and maintaining a book-entry system that qualifies for treatment as "registered form" under Section 163(f) of the Code.

      "Designated Guarantor Senior Indebtedness" means (i) all Guarantor Senior Indebtedness which guarantees Indebtedness under the Bank Credit Agreement and
(ii) any other Guarantor Senior Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for indebtedness, or commitments to lend, of at least $25,000,000 at the time of determination and is specifically designated in the instrument evidencing such Guarantor Senior Indebtedness or the agreement under which such Guarantor Senior Indebtedness arises as "Designated Guarantor Senior Indebtedness" by the Guarantor which is the obligor under such Guarantor Senior Indebtedness.

      "Designated Senior Indebtedness" means (i) all Senior Indebtedness outstanding under the Bank Credit Agreement and (ii) any other Senior Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for indebtedness, or commitments to lend, of at least $25,000,000 at the time of determination and is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

      "Disqualified Equity Interests" means any Equity Interests that, either by their terms or by the terms of any security into which they are convertible or exchangeable or otherwise, are or upon the happening of an event or passage of time would be required to be redeemed prior to any Stated Maturity of the principal of the Securities or are redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or are convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

      "Equity Interest" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, and limited liability company interests of such Person, including any Preferred Equity Interests.

      "Event of Default" has the meaning specified in Article Five.

      "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

      "Exchange Offer" means an exchange offer by the Company of Series B Additional Securities for Series A Additional Securities to be effected pursuant to a Registration Rights Agreement.

      "Exchange Offer Registration Statement" means a registration statement under the Securities Act with respect to an Exchange Offer contemplated by a Registration Rights Agreement.

      "Existing Indentures" means the Existing 9 1/2% Notes Indenture and the Existing 9% Notes Indenture.

      "Existing 9% Notes Indenture" means the Indenture, dated as of June 25, 2001, by and among the Company, the guarantors party thereto and The Bank of New York as trustee, pursuant to which the Existing 9% Notes were issued.

      "Existing 9 1/2% Notes Indenture" means the Indenture, dated as of September 25, 1997, among Salem Communications Corporation, a California corporation, the guarantors party thereto and The Bank of New York as trustee, as supplemented by Supplemental Indenture No. 1, dated as of March 31, 1999, by and between Salem Communications Corporation, a California corporation, Parent, the guarantors party thereto and The Bank of New York as trustee, by Supplemental Indenture No. 2, dated as of August 24, 2000, by and among Parent, the Company, the guarantors party thereto and The Bank of New York as trustee, by Supplemental Indenture No. 3, dated as of March 9, 2001, by and among the Company, the guarantors party thereto and The Bank of New York as trustee, and by Supplemental Indenture No. 4, dated as of June 25, 2001, by and among the Company, the guarantors party thereto and The Bank of New York as trustee, pursuant to which the Existing 9 1/2% Notes were issued.

      "Existing Notes" means the Existing 9 1/2% Notes and the Existing 9%
Notes.

      "Existing 9% Notes" means the 9% Senior Subordinated Notes due July 1, 2011 of the Company issued pursuant to the Existing 9% Notes Indenture and outstanding as of the date of this Indenture.

      "Existing 9 1/2% Notes" means the 9 1/2% Senior Subordinated Notes due October 1, 2007 of the Company (as successor issuer to Parent) issued pursuant to the Existing 9 1/2% Notes Indenture and outstanding as of the date of this Indenture.

      "Existing Notes Guarantee" means any of the guarantees by Parent or any of its Subsidiaries of the obligations of the Company and any other obligor under the Existing Indentures or under the Existing Notes, pursuant to a guarantee given in accordance with the applicable Existing Indenture.

      "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

      "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

      "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations pursuant to a guarantee given in accordance with this Indenture, including, without limitation, the Guarantees by the Guarantors included in Article Fourteen of this Indenture and any Guarantee delivered pursuant to Section 10.14.

      "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

      "Guarantor" means each Person listed as a guarantor in this Indenture or any other guarantor of the Indenture Obligations.

      "Guarantor Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) on any Indebtedness of any Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantor. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall include (i) the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) and all other obligations of every nature of any Guarantor from time to time owed to the lenders (or their agent) under the Bank Credit Agreement; provided, however, that any Indebtedness under any refinancing, refunding, or replacement of the Bank Credit Agreement shall not constitute Guarantor Senior Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of any Guarantor and
(ii) Indebtedness under Interest Rate Agreements. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Guarantees or the Existing Notes Guarantees, (ii) Indebtedness that is subordinate or junior in right of payment, by contract or otherwise, to any Indebtedness of any Guarantor, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to any Guarantor, (iv) Indebtedness which is represented by Disqualified Equity Interests, (v) any liability for foreign, federal, state, local or other taxes owed or owing by any Guarantor to the extent such liability constitutes Indebtedness, (vi) Indebtedness of any Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture (but, for purposes of this clause (vii), no such Indebtedness shall be deemed to be issued in violation of this Indenture if the holders of such obligation or their representative shall have received an officers' certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture), (viii) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness, and (ix) Indebtedness owed by any Guarantor for compensation to employees or for services rendered by employees.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interests of such Person, or any warrants, rights or options to acquire such Equity Interests, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Disqualified Equity Interests valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and

(ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses
(i) through (viii) above. The amount of Indebtedness of any Person at any date shall be, without duplication, the principal amount that would be shown on a balance sheet of such Person prepared as of such date in accordance with GAAP and the maximum determinable liability of any Guaranteed Debt referred to in clause (vii) above at such date; provided, however, that the amount outstanding at any time of any Indebtedness issued with original issue discount shall be deemed to be the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP. The Indebtedness of the Company and its Restricted Subsidiaries shall not include any Indebtedness of Unrestricted Subsidiaries so long as such Indebtedness is non-recourse to the Company and its Restricted Subsidiaries. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Equity Interests which do not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interests as if such Disqualified Equity Interests were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Equity Interests, such Fair Market Value to be determined in good faith by the Board of Directors of the issuer of such Disqualified Equity Interests.

      "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the terms hereof and thereof

      "Independent Director" means a director of the Company other than a director (i) who (apart from being a director of Parent, the Company or any Subsidiary of Parent or the Company) is an employee, insider, associate or Affiliate of Parent, the Company or a Subsidiary of Parent or the Company or has held any such position during the previous five years or (ii) who is a director, an employee, insider, associate or Affiliate of another party to the transaction in question.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

      "Investments" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Equity Interests, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

      "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind (including any conditional sale or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

      "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as provided in the Security or as provided in this Indenture, whether at Stated Maturity, the purchase date, or the redemption date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control, call for redemption or otherwise.

      "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

      "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale or would cause a required repayment under the Bank Credit Agreement, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary of the Company) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Equity Interests by any Person, or debt securities or Equity Interests of such Person that have been converted into or exchanged for Equity Interests, as referred to under Section 10.09, the proceeds of such issuance or sale in the form of cash or Temporary Cash Investments, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to such Person or any Restricted Subsidiary of such Person), net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

      "Nonpayment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

      "Non-U.S. Person" has the meaning given to it by Regulation S under the Securities Act.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President or a Vice President (regardless of vice presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and delivered to the Trustee.

      "Operating Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, plus (a) extraordinary net losses and net losses on sales of assets outside the ordinary course of business during such period, to the extent such losses were deducted in computing Consolidated Net Income, plus (b) provision for taxes based on income or profits, to the extent such provision for taxes was included in computing such Consolidated Net Income, and any provision for taxes utilized in computing the net losses under clause (a) hereof, plus (c) Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, plus (d) depreciation, amortization and all other non-cash charges, to the extent such depreciation, amortization and other non-cash charges were deducted in computing such Consolidated Net Income (including amortization of goodwill and other intangibles).

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or any of the Guarantors, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture.

      "Opinion of Independent Counsel" means a written opinion of counsel issued by someone who is not an employee or consultant of the Company or any Guarantor.

      "Original Securities" means the Company's 7 3/4% Senior Subordinated Notes due 2010, issued on the date hereof pursuant to this Indenture under an effective Registration Statement (and any Securities issued in respect thereof pursuant to Sections 3.03, 3.04, 3.05, 3.06, 3.08, 9.06, 10.13, 10.16 or 11.08).

      "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

      (b) Securities, or portions thereof, for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or such Affiliate (if the Company or such Affiliate shall act as the Paying Agent) for the Holders; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

      (c) Securities, except to the extent provided in Sections 4.02 and 4.03, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

      (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

      "Parent" means Salem Communications Corporation, a Delaware corporation, the parent of the Company, and any successor Person succeeding to the direct or indirect ownership of the Company.

      "Parent Equity Sale Proceeds" means the aggregate amount of Net Cash Proceeds received by Parent after September 25, 1997 to but not including the Succession Date from capital contributions (other than from any of its Subsidiaries) or from the issuance or sale (other than to any of its Subsidiaries) of its Qualified Equity Interests (except, in each case, to the extent such proceeds were used to purchase, redeem or otherwise retire Equity Interests of Parent or subordinated indebtedness of Parent).

      "Parent Subsidiary Guarantor" means any Subsidiary of Parent that is a Guarantor of the Securities other than a Restricted Subsidiary Guarantor.

      "Pari Passu Indebtedness" means the Existing Notes or any Existing Notes Guarantee, as the case may be, and any other Indebtedness of the Company or any Guarantor that is pari passu in right of payment to the Securities or any Guarantee, as the case may be.

      "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

      "Payment Default" means any default in the payment of principal of, premium, if any, or interest, on any Designated Senior Indebtedness.

      "Permitted Guarantor Junior Securities" means (so long as the effect of any exclusion employing this definition is not to cause any Guarantee to be treated in any case or proceeding or similar event described in clause (a), (b) or (c) of Section 14.17 as part of the same class of claims as the Guarantor Senior Indebtedness or any class of claims pari passu with, or senior to, the Guarantor Senior Indebtedness) for any payment or distribution, debt or equity securities of any Guarantor or any successor corporation provided for by a plan of reorganization or readjustment that are subordinated to any Guarantee at least to the same extent that the Guarantee is subordinated to the payment of all Guarantor Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes any Guarantor Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Guarantor Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

      "Permitted Holders" means as of the date of determination (i) any of Stuart W. Epperson and Edward G. Atsinger III; (ii) family members or the relatives of the Persons described in clause (i); (iii) any trusts created for the benefit of the Persons described in clauses (i), (ii) or (iv) or any trust for the benefit of any such trust; or (iv) in the event of the incompetence or death of any of the Persons described in clauses (i) and (ii), such Person's estate, executor, administrator, committee or other personal representative or beneficiaries, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, Equity Interests of the Company.

      "Permitted Indebtedness" has the meaning specified in Section 10.08.

      "Permitted Investments" means any of the following: (i) Temporary Cash Investments; (ii) Investments by the Company or any of its Restricted Subsidiaries in a Restricted Subsidiary Guarantor and Investments by any Restricted Subsidiary in the Company; (iii) Investments by the Company or any of its Restricted Subsidiaries in another Person, if as a result of such Investment
(A) such other Person becomes a Restricted Subsidiary of the Company that is or would be a Guarantor or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary of the Company that is or would be a Guarantor; (iv) promissory notes received as a result of Asset Sales permitted under Section 10.13; (v) Investments in existence on the date of this Indenture;
(vi) direct or indirect loans to employees, or to a trustee for the benefit of such employees, of the Company or any of its Restricted Subsidiaries in an aggregate amount outstanding at any time not exceeding $1,000,000; (vii) Permitted Non-Commercial Educational Station Investments; provided that immediately after giving effect to any such Investment, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the restrictions under Section 10.08; (viii) Interest Rate Agreements entered into in the ordinary course of business of the Company or a Restricted Subsidiary of the Company and incurred in compliance with Section 10.08; and
(ix) other Investments that do not exceed $5,000,000 at any one time outstanding.

      "Permitted Noncommercial Educational Station Investment" means a loan made by the Company or a Restricted Subsidiary of the Company to a non-profit entity, the proceeds of which are used to acquire assets used in the operation of a radio station; provided that so long as any such Investment remains outstanding
(i) such loan shall be evidenced by a promissory note and shall not be subordinated to any other Indebtedness of such non-profit entity; (ii) at least 40% of the board seats (or other comparable governing body) of such non-profit entity shall be held by executive officers of the Company; and (iii) a technical and professional services agreement shall be in full force and effect between such non-profit entity and the Company pursuant to which the Company shall be compensated for providing engineering, accounting, legal and other assistance in connection with the operation of the station licensed to such non-profit entity (which agreement shall contain customary terms and conditions for technical and professional services agreements in the radio broadcasting industry generally).

      "Permitted Junior Securities" means (so long as the effect of any exclusion employing this definition is not to cause the Securities to be treated in any case or proceeding or similar event described in clause (a), (b) or (c) of Section 12.02 as part of the same class of claims as the Senior Indebtedness or any class of claims pari passu with, or senior to, the Senior Indebtedness) for any payment or distribution, debt or equity securities of the Company or any successor corporation provided for by a plan of reorganization or readjustment that are subordinated to the Securities at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes any Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

      "Permitted Subsidiary Indebtedness" means:

      (i) Indebtedness of any Restricted Subsidiary Guarantor under Capital Lease Obligations incurred in the ordinary course of business; and

      (ii) Indebtedness of any Restricted Subsidiary Guarantor (a) issued to finance or refinance the purchase or construction of any assets of such Restricted Subsidiary Guarantor or (b) secured by a Lien on any assets of such Restricted Subsidiary Guarantor where the lender's sole recourse is to the assets so encumbered, in either case (x) to the extent the purchase or construction prices for such assets are or should be included in "property and equipment" in accordance with GAAP and (y) if the purchase or construction of such assets is not part of any acquisition of a Person or business unit.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, jointstock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

      "Preferred Equity Interest" means, as applied to the Equity Interest of any Person, an Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class of such Person.

      "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Securities covered by a Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

      "Public Equity Offering" means, with respect to any Person, an underwritten public offering by such Person of some or all of its Equity Interests (other than Disqualified Equity Interests), the net proceeds of which (after deducting any underwriting discounts and commissions) (x) to the Company or (y) received by the Company as a capital contribution from Parent, as the case may be, exceed $10,000,000.

      "Qualified Equity Interests" of any Person means any and all Equity Interests of such Person other than Disqualified Equity Interests.

      "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

      "Registered Additional Securities" means any Securities, including any Series B Additional Securities, issued under this Indenture under an effective Registration Statement, in addition to the Original Securities (other than Securities issued pursuant to Section 3.03, 3.04, 3.05, 3.06, 3.08, 9.06, 10.13,
10.16 or 11.08).

      "Registration Rights Agreement" means any registration rights agreement among the Company, the guarantors named therein and the initial purchasers named therein with respect to any Series A Additional Securities.

      "Registration Statement" means any registration statement of the Company, and all amendments and supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, which covers the Original Securities or any Registered Additional Securities.

      "Regular Record Date" for the interest payable on any Interest Payment Date means the 15th day (whether or not a Business Day) next preceding such Interest Payment Date.

      "Regulation S" means Regulation S promulgated under the Securities Act.

      "Resale Restriction Termination Date" means, with respect to any Series A Additional Security, the date that is two years (or such other period as may hereafter be provided under Rule 144(k) under the Securities Act or any successor provision thereto as permitting the resale by non-affiliates of restricted securities (as such term is defined in Rule 144(a)(3) under the Securities Act) without restriction) after the later of the original issue date in respect of such Security and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any Predecessor Security thereto).

      "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or the agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee or the agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

      "Restricted Securities Transfer Certificate" means a certificate substantially in the form set forth in Exhibit A.

      "Restricted Security" means each Security required pursuant to Section 2.02(c) to bear a Restricted Securities Legend.

      "Restricted Subsidiary" of a Person means any Subsidiary of such Person other than an Unrestricted Subsidiary.

      "Restricted Subsidiary Guarantor" means any Guarantor of the Securities that is a Restricted Subsidiary of the Company.

      "Rule 144" means Rule 144 promulgated under the Securities Act.

      "Rule 144A" means Rule 144A promulgated under the Securities Act.

      "Rule 144A Information" shall be such information with respect to the Company and the Guarantors as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

      "Sale And Leaseback Transaction" means any transaction or series of related transactions pursuant to which the Company or a Restricted Subsidiary of the Company sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

      "S&P" means Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, or any successor rating agency.

      "Securities" means the Original Securities and any Additional Securities.

      "Securities Act" means the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

      "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or on a contingent basis, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include (i) the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) and all other obligations of every nature of the Company from time to time owed to the lenders (or their agent) under the Bank Credit Agreement; provided, however, that any Indebtedness under any refinancing, refunding or replacement of the Bank Credit Agreement shall not constitute Senior Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinated in right of payment to any other Indebtedness of the Company, and (ii) Indebtedness under Interest Rate Agreements. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities or the Existing Notes, (ii) Indebtedness that is subordinate or junior in right of payment, by contract or otherwise, to any Indebtedness of the Company, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Disqualified Equity Interests, (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture (but, for purposes of this clause (vii), no such Indebtedness shall be deemed to be issued in violation of this Indenture if the holders of such obligation or their representative shall have received an officers' certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture), (viii) Indebtedness evidenced by a guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness and (ix) Indebtedness owed by the Company for compensation to employees or for services rendered by employees.

      "Series A Additional Securities" means Additional Securities issued in an offering not registered under the Securities Act (and any Securities issued in respect thereof pursuant to Sections 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 9.06,
10.13, 10.16 or 11.08).

      "Series B Additional Securities" means any Additional Securities issued in an Exchange Offer for Series A Additional Securities and containing terms substantially identical to any Series A Additional Securities (except that (i) such Series B Additional Securities shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated).

      "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to a Registration Rights Agreement, which covers all or a portion of the Registrable Securities (as defined in such Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.09.

      "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

      "Subordinated Indebtedness" means Indebtedness of the Company or any Guarantor subordinated in right of payment to the Securities or any Guarantee, as the case may be.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association or other business entity a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more of its other Subsidiaries.

      "Succession Date" means August 24, 2000, the date that the Company became the successor obligor to Parent with respect to the Existing 9 1/2% Notes pursuant to the Existing 9 1/2% Notes Indenture.

      "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America; (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution (including the Trustee) that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P; (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company, but including the Trustee) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; (v) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's; (vi) repurchase obligations with a term of not more than 31 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above; and (vii) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

      "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply: (a) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness and (b) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary shall not violate the provisions of Section 10.19. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a board resolution giving effect to such designation and an officers' certificate certifying that such designation complies with the foregoing conditions. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the restrictions under Section 10.08(a).

      "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Company or any Restricted Subsidiary to any Affiliate, in which case (unless the incurrence of such Guaranteed Debt resulted in a Restricted

Payment at the time of incurrence) the Company shall be deemed to have made a Restricted Payment equal to the principal amount of any such Indebtedness to the extent guaranteed at the time such Affiliate is designated an Unrestricted Subsidiary and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

      "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

      "Wholly Owned Restricted Subsidiary" means, with respect to any Person, a Restricted Subsidiary of such Person all the Equity Interests of which are owned by such Person or another Wholly Owned Restricted Subsidiary of such Person. As of the date of this Indenture, the Wholly Owned Restricted Subsidiaries of the Company will consist of all of the Company's Subsidiaries.

      Section 1.02 Other Definitions.

                                                                      Defined
Term                                                                in Section
----                                                                ----------
"Act"............................................................    1.05
"Additional Interest"............................................    2.02
 "Agent Members".................................................    3.05
"Change of Control Offer"........................................   10.16
"Change of Control Purchase Date"................................   10.16
"Change of Control Purchase Notice"..............................   10.16
"Change of Control Purchase Price"...............................   10.16
"Covenant Defeasance"............................................    4.03
"Defaulted Interest".............................................    3.09
"Defeasance".....................................................    4.02
"Defeasance Redemption Date".....................................    4.04
"Defeased Securities"............................................    4.01
"Deficiency".....................................................   10.13
"Excess Proceeds"................................................   10.13
"Guarantor Senior Representative"................................   14.24
"Global Security"................................................    2.01
"Initial Blockage Period"........................................   12.03
"Offer"..........................................................   10.13
"Offer Date".....................................................   10.13
"Offered Price"..................................................   10.13
"Offshore Series A Global Security"..............................    2.01
"Offshore Series A Physical Security"............................    2.01
"Pari Passu Debt Amount".........................................   10.13
"Pari Passu Offer"...............................................   10.13
"Payment Blockage Period"........................................   12.03
"Permitted Indebtedness".........................................   10.08
"Permitted Payments".............................................   10.09
"Physical Security"..............................................    2.01
"QIB"............................................................    2.03
"Registered Global Security".....................................    2.01
"Restricted Payment".............................................   10.09
"Restricted Securities Legend"...................................    2.02
"Required Filing Dates"..........................................   10.20
"Security Amount"................................................   10.13

"Security Register"..............................................       3.06
"Security Registrar".............................................       3.06
"Senior Representative"..........................................      12.03
"Series A Global Securities".....................................       2.01
"Series A Physical Securities"...................................       2.01
"Series B Registered Global Securities"..........................       2.01
"Surviving Entity"...............................................       8.01
"U.S. Government Obligations"....................................       4.04
"U.S. Series A Global Security"..................................       2.01
"U.S. Series A Physical Security"................................       2.01

      Section 1.03 Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company, any Guarantor and any other obligor on the Securities shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 1.04 Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company, any Guarantor or other obligor of the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which the certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor of the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor of the Securities, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

      If any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 1.05 Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture if made in the manner provided in this Section. The fact and date of the execution by any person of any such instrument or writing or the authority of the person executing the same may also be proved in any other manner which the Trustee deems sufficient in accordance with such reasonable rules as the Trustee may determine.

      (b) The ownership of Securities shall be proved by the Security Register.

      (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

      (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 3.16(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

      In the absence of any such record date fixed by the Company, regardless as to whether a solicitation of the Holders is occurring on behalf of the Company or any Holder, the Trustee may, at its option, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustee shall have no obligation to do so. Any such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than a date such solicitation is completed.

      If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      Section 1.06 Notices, etc., to Trustee, the Company and any Guarantor.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor of the Securities or a Senior Representative or holder of Senior Indebtedness shall be sufficient for every purpose hereunder if in writing (which may be by facsimile) and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at the Corporate Trust Office, Attention: Corporate Trust Division, or at any other address previously furnished in writing to the Holders, the Company, any Guarantor, any other obligor of the Securities or a Senior Representative or holder of Senior Indebtedness by the Trustee; or

      (b) the Company or any Guarantor shall be sufficient for every purpose (except as provided in Section 5.01(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Guarantor addressed to it at Salem Communications Holding Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012,
Attention: President, or at any other address previously furnished in writing to the Trustee by the Company;

      Section 1.07 Notice to Holders: Waiver.

      If this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. If this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Section 1.08 Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. In each case that this Indenture refers to a provision of the Trust Indenture Act, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the Trust Indenture Act is so incorporated by reference in and made a part of this Indenture.

      Section 1.09 Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 1.10 Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their successors and assigns, whether so expressed or not.

      Section 1.11 Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 1.12 Benefits of Indenture.

      Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness or Guarantor Senior Indebtedness to the extent specified in this Indenture) any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 1.13 Governing Law.

      THIS INDENTURE AND THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 1.14 Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium. if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

      Section 1.15 Schedules and Exhibits.

      All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

      Section 1.16 Counterparts.

      This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE II

                                 SECURITY FORMS

      Section 2.01 Forms Generally.

      The Securities, the Guarantees set forth on the Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      The Original Securities shall be sold under an effective Registration Statement and, unless the Company otherwise notifies the Trustee in writing, be issued in the form of one or more permanent global Securities in substantially the form set forth in this Article (each, a "Registered Global Security"), deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Registered Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

      Any Series A Additional Securities offered and sold in reliance on Section 4(2) and Rule 144A under the Securities Act shall, unless the Company otherwise notifies the Trustee in writing, be issued in the form of one or more permanent global Securities in substantially the form set forth in this Article (each, a "U.S. Series A Global Security"), deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a U.S. Series A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

      Any Series A Additional Securities offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued in the form of one or more permanent global Securities in substantially the form set forth in this Article (each, an "Offshore Series A Global Security"), deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of an Offshore Series A Global Security may from time to time be increased or decreased by adjustments made in the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

      Subject to the limitations set forth in Sections 3.05, 3.06 and 3.07, Series A Additional Securities issued in certificated form pursuant to Sections 3.05, 3.06 and 3.07 in exchange for or upon transfer of beneficial interests (x) in a U.S. Series A Global Security shall be in the form of permanent certificated Securities substantially in the form set forth in this Article and shall contain the Restricted Securities Legend as set forth in Section 2.02(c) (the "U.S. Series A Physical Securities") or (y) in an Offshore Series A Global Security, after the expiration of the 40-day distribution compliance period set forth in Regulation S with respect to such Offshore Series A Global Security, shall be in the form of permanent certificated Securities substantially in the form set forth in this Article and shall not contain the Restricted Securities Legend (the "Offshore Series A Physical Securities"), respectively, as hereinafter provided.

      The U.S. Series A Global Securities and the Offshore Series A Global Securities are sometimes collectively referred to as the "Series A Global Securities." The U.S. Series A Physical Securities and the Offshore Series A Physical Securities are sometimes collectively herein referred to as the "Series A Physical Securities."

      Series B Additional Securities shall be issued substantially in the form set forth in this Article and, subject to Section 3.05, shall be in the form of one or more permanent global Securities without the Restricted Securities Legend (the "Series B Registered Global Securities"). The Series A Global Securities, the Registered Global Securities and the Series B Registered Global Securities are sometimes collectively referred to as the "Global Securities" and each global Security comprising the Global Securities is sometimes referred to as a "Global Security." Any Security issued in certificated form in exchange for or upon transfer of beneficial interests in a Global Security shall be in the form of permanent certificated Securities substantially in the form set forth in this Article and shall contain any legends required by this Article (a "Physical Security").

      The terms and provisions contained in the form of Securities set forth in Sections 2.02 through 2.05 shall constitute, and are expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Section 2.02 Form of Face of Security.

      (a) The form of the face of any Original Security authenticated and delivered hereunder shall be substantially as follows:

                    SALEM COMMUNICATIONS HOLDING CORPORATION

                    7 3/4% SENIOR SUBORDINATED NOTE DUE 2010

No.  _________                                                $ _______________

CUSIP:

      Salem Communications Holding Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of _________ United States dollars ($___________) on December 15, 2010, at the office or agency of the Company referred to below, and to pay interest thereon from December 23, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15 of each year, commencing June 15, 2003, at the rate of 7 3/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest amounts paid pursuant to any Predecessor Securities to this Security shall be deemed paid pursuant to this Security.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. If this Security is held by the Depositary, payments of interest to the Depositary may be made by wire transfer to the Depositary. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

      Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                                  Salem Communications Holding Corporation

                                        By:
                                           -------------------------------------
Attest:

         -----------------------------
                  Secretary

      (b) The form of the face of any Registered Additional Security authenticated and delivered hereunder shall be in substantially the form set forth in Section 2.02(a) hereof, with such modifications and changes, if any, to reflect the terms of such Registered Additional Security.

      (c) The form of the face of any Series A Additional Security authenticated and delivered hereunder shall be substantially as follows, with such modifications and changes, if any, to reflect the terms of such Series A Additional Security:

      Unless and until (i) a Series A Additional Security is sold under an effective Registration Statement, (ii) a Series A Additional Security is exchanged for a Series B Additional Security in connection with an Exchange Offer or (iii) the legend requirement is otherwise terminated in accordance with
Section 3.06 or Section 3.07(d), then each Series A Additional Security shall bear the legend set forth below (the "Restricted Securities Legend") on the face thereof:

                    SALEM COMMUNICATIONS HOLDING CORPORATION

               7 3/4% SENIOR SUBORDINATED NOTE DUE 2010, SERIES A

[IF THE SECURITY IS A RESTRICTED SECURITY INSERT:] THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO SALEM COMMUNICATIONS HOLDING CORPORATION ("SALEM HOLDING") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE FOR THE SECURITY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF SALEM HOLDING SO REQUESTS), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (2) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE C, D, E OR F ABOVE,

THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND SALEM HOLDING SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

No.                                                        $ ___________________

CUSIP:

      Salem Communications Holding Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of _________ United States dollars ($___________) on December 15, 2010, at the office or agency of the Company referred to below, and to pay interest thereon from December 23, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15 of each year, commencing June 15, 2003, at the rate of 7 3/4% per annum, plus Additional Interest (as defined below), if any, in United States dollars, until the principal hereof is paid or duly provided for. Interest amounts paid pursuant to any Predecessor Securities to this Security shall be deemed paid pursuant to this Security.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Series A Additional Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Additional Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Series A Additional Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series A Additional Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series A Additional Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      The Holder of this Series A Additional Security is entitled to the benefits of the Registration Rights Agreement, dated as of ______________, among the Company, the Guarantors and the initial purchasers party thereto (the "Registration Rights Agreement"), pursuant to which, subject to the terms and conditions thereof, the Company is obligated, among other things, to consummate the Exchange Offer pursuant to which the Holder of this Series A Additional Security shall have the right to exchange this Series A Additional Security for 7 3/4% Senior Subordinated Notes due 2010, Series B (herein called the "Series B Additional Securities") in like principal amount as provided therein. The Series A Additional Securities and the Series B Additional Securities are together referred to as the "Securities." The Series A Additional Securities rank pari passu in right of payment with the Series B Additional Securities.

      Additional interest ("Additional Interest") will be assessed on the Series A Securities as follows:

      (i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to __ days after the date of the Indenture or (B) notwithstanding that the Company and the Guarantors have consummated or will consummate the Exchange Offer, the Company and the Guarantors are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by the Registration Rights Agreement, then, commencing on the day after any such lapsed filing date, Additional Interest shall accrue on the principal amount of the Series A Additional Securities over and above the stated interest at a rate of _____% per annum for the first 90 days immediately following each such lapsed filing date, and such Additional Interest rate shall increase by an additional _____% per annum at the beginning of each subsequent 90-day period; or

      (ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective by the Commission on or prior to ___ days after the date of the Indenture or (B) notwithstanding that the Company and the Guarantors have consummated or will consummate the Exchange Offer, the Company and the Guarantors are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the date required by the Registration Rights Agreement in respect of such Shelf Registration, then, commencing on the day after either such required effectiveness date, Additional Interest shall accrue on the principal amount of the Series A Securities over and above the stated interest at a rate of _____% per annum for the first 90 days immediately following the day after such required effectiveness date, and such Additional Interest rate shall increase by an additional _____% per annum at the beginning of each subsequent 90-day period; or

      (iii) if (A) the Company and the Guarantors have not exchanged Series B Additional Securities for all Series A Additional Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the _____ day after the date of the Indenture or (B) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the date of the Indenture (other than after such time as all Securities have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Series A Additional Securities over and above the stated interest at a rate of _____% per annum for the first 90 days commencing on (x) the _____ day after the date of the Indenture, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional _____% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Securities may not accrue under more than one of the clauses (i) through (iii) above at any one time and at no time shall the aggregate amount of Additional Interest accruing exceed _____% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Registration Statement or the Shelf Registration (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration (in the case of clause (ii) above), or (3) upon the exchange of the applicable Series B Additional Securities for all Series A Additional Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of clause (iii)(B) above), Additional Interest on the Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

      Any Additional Interest due pursuant to clause (i), (ii) or (iii) above will be payable in cash on the Interest Payment Dates related to the Series A Additional Securities. Additional Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      Payment of the principal of, premium, if any, and interest on this Series A Additional Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. If any of the Series A Additional Securities are held by the Depositary, payments of interest to the Depositary may be made by wire transfer to the Depositary. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      Reference is hereby made to the further provisions of this Series A Additional Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Series A Additional Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

      All references in this Series A Additional Security or in the Indenture to accrued and unpaid interest shall be deemed to include, to the extent applicable, a reference to Additional Interest.

      Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Series A Additional Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                                 SALEM COMMUNICATIONS HOLDING CORPORATION

                                       By:
                                          --------------------------------------

Attest:

         ------------------------------
                  Secretary

      Section 2.03 Form of Reverse of Securities.

      (a) The form of the reverse of the Original Securities shall be substantially as follows:

                    SALEM COMMUNICATIONS HOLDING CORPORATION

                    7 3/4% SENIOR SUBORDINATED NOTE DUE 2010

      This Security is one of a duly authorized issue of Securities of the Company designated as its 7 3/4% Senior Subordinated Notes due 2010, (herein called the "Securities"), which may be issued under an indenture (herein called the "Indenture"), dated as of December 23, 2002, among the Company, the Guarantors and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities and the Guarantees are, and are to be, authenticated and delivered.

      The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

      The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section
4.06 of the Indenture, the Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph. This Security is not senior in right of payment to the Existing Notes.

      The Securities are subject to redemption at any time on or after December 15, 2007, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), if redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                         Redemption
Year                                                       Price
----                                                       -----
2007.............................................         103.875%
2008.............................................         101.938%
2009 and thereafter..............................         100.000%

in each case together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

      In addition, at any time on or prior to December 15, 2005, the Company may redeem up to 35% of the aggregate principal amount of Securities with the net proceeds of a Public Equity Offering of the Company at a Redemption Price equal to 109% of the aggregate principal amount thereof, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date); provided that at least 65% of the aggregate principal amount of the Securities issued under the Indenture remains outstanding immediately after the occurrence of such redemption, and such redemption must occur within 60 days of the date of the closing of such Public Equity Offering. If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

      If a Change of Control shall occur at any time, then each Holder shall have the right to require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

      Under certain circumstances, in the event the Net Cash Proceeds received by the Company or a Restricted Subsidiary of the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company, exceed $5,000,000 the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu to the Securities.

      In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant record date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

      In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

      If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      If this Security is a Global Security, except as described below, it is not exchangeable for a Security or Securities in certificated form. The Securities will be delivered in certificated form if (i) the Depositary ceases to be registered as a clearing agency under the Exchange Act or is no longer willing or able to provide securities depository services with respect to the Securities, (ii) the Company so determines or (iii) there shall have occurred an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security and such Event of Default or event continues for a period of 90 days. Upon any such issuance, the Trustee is required to register such certificated Security in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof) identified by the Depositary. If this Security is in certificated form, the Holder hereof may transfer or exchange this Security in accordance with the Indenture and subject to the limitations set forth therein.

      The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Guarantees at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Guarantees and certain past Defaults under the Indenture and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor upon the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

      The Securities, if issued in certificated form, are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to provisions with respect to record dates for the payment of interest), whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

      THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

                To assign this Security, fill in the form below:

      (I) or (we) assign and transfer this Security to:
_____________________________________
(Insert assignee's legal name)

________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________ to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:______________________________

      Your Signature:_____________________________________________________
          (Sign exactly as your name appears on the face of this Note)

      Signature Guarantee*:________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Security purchased by the Company pursuant to Section 10.13 or 10.16 of the Indenture, check the appropriate box below:

                  |_| Section 10.13         |_| Section 10.16

      If you want to elect to have only part of the Security purchased by the Company pursuant to Section 10.13 or Section 10.16 of the Indenture, state the amount you elect to have purchased:

$ _______________________

Date:____________________

      Your Signature: ____________________________________________________
          (Sign exactly as your name appears on the face of this Note)

      Tax Identification No.: _______________________________________________

      Signature Guarantee*:  _______________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

        SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY [IF THE
                         SECURITY IS A GLOBAL SECURITY]

      The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Security, or exchanges of a certificated Security or a part of another Global Security for an interest in this Global Security, have been made:


                                                            Principal
                                                              Amount
                      Amount of          Amount of        of this Global
                     decrease in        increase in          Security
                  Principal Amount   Principal Amount     following such       Signature of authorized
    Date of        of this Global     of this Global         decrease           officer of Trustee or
    Exchange          Security           Security         (or increase)           Security Registrar
    --------          --------           --------         -------------           ------------------

      (b) The form of the reverse of any Registered Additional Securities shall be in substantially the form set forth in Section 2.03(a) hereof, with such modifications and changes, if any, to reflect the terms of such Registered Additional Securities.

      (c) The form of the reverse of the Series A Additional Securities shall be substantially as follows, with such modifications and changes, if any, to reflect the terms of such Series A Additional Securities:

                    SALEM COMMUNICATIONS HOLDING CORPORATION

               7 3/4% SENIOR SUBORDINATED NOTE DUE 2010, SERIES A

      This Security is one of a duly authorized issue of Securities of the Company designated as its 7 3/4% Senior Subordinated Notes due 2010, Series A (herein called the "Securities"), which may be issued under an indenture (herein called the "Indenture"), dated as of December 23, 2002, among the Company, the Guarantors and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities and the Guarantees are, and are to be, authenticated and delivered.

      The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

      The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose; provided, however, that, subject to Section
4.06 of the Indenture, the Indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security referred to in clause (a) or (b) of the preceding paragraph. This Security is not senior in right of payment to the Existing Notes.

      The Securities are subject to redemption at any time on or after December 15, 2007, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice by first-class mail in amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as a percentage of the principal amount), if redeemed during the 12-month period beginning December 15 of the years indicated below:

                                                         Redemption
Year                                                       Price
----                                                       -----
2007.............................................         103.875%
2008.............................................         101.938%
2009 and thereafter..............................         100.000%

in each case together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date). If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

      In addition, at any time on or prior to December 15, 2005, the Company may redeem up to 35% of the aggregate principal amount of Securities with the net proceeds of a Public Equity Offering of the Company at a Redemption Price equal to 109% of the aggregate principal amount thereof, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant record dates to receive interest due on an interest payment date); provided that at least 65% of the aggregate principal amount of the

Securities issued under the Indenture remains outstanding immediately after the occurrence of such redemption, and such redemption must occur within 60 days of the date of the closing of such Public Equity Offering. If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

      If a Change of Control shall occur at any time, then each Holder shall have the right to require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

      Under certain circumstances, in the event the Net Cash Proceeds received by the Company or a Restricted Subsidiary of the Company from any Asset Sale, which proceeds are not used to prepay Senior Indebtedness or invested in properties or assets used in the businesses of the Company, exceed $5,000,000 the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu to the Securities.

      In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant record date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date of redemption.

      In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

      If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      If this Security is a Series A Global Security, except as described below, it is not exchangeable for a Security or Securities in certificated form. The Securities will be delivered in certificated form if (i) the Depositary ceases to be registered as a clearing agency under the Exchange Act or is no longer willing or able to provide securities depository services with respect to the Securities, (ii) the Company so determines or (iii) there shall have occurred an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security and such Event of Default or event continues for a period of 90 days. Upon any such issuance, the Trustee is required to register such certificated Security in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof) identified by the Depositary. All such certificated Securities would be required to include the Restricted Securities Legend, except as otherwise set forth in the Indenture. If this Security is in certificated form, the Holder hereof may transfer or exchange this Security in accordance with the Indenture and subject to the limitations set forth therein.

      At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information to such Holder or to a prospective purchaser of such Security who such Holder informs the Company is reasonably believed to be a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (a "QIB"), as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

      The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Guarantees at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Guarantees and certain past Defaults under the Indenture and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor upon the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

      The Securities, if issued in certificated form, are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to provisions with respect to record dates for the payment of interest), whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

      THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

      To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:
_____________________________________
(Insert assignee's legal name)

________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________ to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:______________________________

      Your Signature:_____________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

      Signature Guarantee*:________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Security purchased by the Company pursuant to Section 10.13 or 10.16 of the Indenture, check the appropriate box below:

                  |_| Section 10.13           |_| Section 10.16

      If you want to elect to have only part of the Security purchased by the Company pursuant to Section 10.13 or Section 10.16 of the Indenture, state the amount you elect to have purchased:

$ _______________________

Date:____________________

      Your Signature: ____________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

      Tax Identification No.:  _______________________________________________

      Signature Guarantee*:  _______________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

        SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY [IF THE
                         SECURITY IS A GLOBAL SECURITY]

         The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Security, or exchanges of a certificated Security or a part of another Global Security for an interest in this Global Security, have been made:

                                                             Principal
                                                              Amount
                      Amount of          Amount of        of this Global
                     decrease in        increase in          Security
                  Principal Amount   Principal Amount     following such       Signature of authorized
    Date of        of this Global     of this Global         decrease           officer of Trustee or
    Exchange          Security           Security         (or increase)           Security Registrar
    --------          --------           --------         -------------           ------------------

      Section 2.04 Additional Provisions Required in Global Security.

      Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.02 and 2.03, bear a legend in substantially the following form:

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

      [IF THE DEPOSITORY TRUST COMPANY IS ACTING AS THE DEPOSITARY, INSERT:] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      Section 2.05 Form of Trustee's Certificate of Authentication.

      The Trustee's certificate of authentication shall be included on the Securities and shall be substantially in the form as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

      This is one of the Securities referred to in the within-mentioned
Indenture.

                                                     The Bank of New York,
                                                     as Trustee

Dated:
                                                     By:
                                                        ------------------------
                                                          Authorized Signatory

      Section 2.06 Form of Guarantee of Each of the Guarantors.

      The form of Guarantee shall be set forth on the Securities substantially as follows:

                                   GUARANTEES

      For value received, each of the undersigned hereby unconditionally guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and these Guarantees are issued subject to such provisions.

                                   SALEM COMMUNICATIONS CORPORATION
                                   ATEP RADIO, INC.
                                   BISON MEDIA, INC.
                                   CARON BROADCASTING, INC.
                                   CCM COMMUNICATIONS, INC.
                                   COMMON GROUND BROADCASTING, INC.
                                   GOLDEN GATE BROADCASTING COMPANY INC.
                                   INSPIRATION MEDIA, INC.
                                   INSPIRATION MEDIA OF PENNSYLVANIA, LP
                                   INSPIRATION MEDIA OF TEXAS, LLC
                                   KINGDOM DIRECT, INC.
                                   NEW ENGLAND CONTINENTAL MEDIA, INC.
                                   NEW INSPIRATION BROADCASTING COMPANY, INC.
                                   ONEPLACE, LLC
                                   PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                   RADIO 1210, INC.
                                   REACH SATELLITE NETWORK, INC.
                                   SALEM COMMUNICATIONS ACQUISITION CORPORATION
                                   SALEM MEDIA CORPORATION
                                   SALEM MEDIA OF COLORADO, INC.
                                   SALEM MEDIA OF GEORGIA, INC.
                                   SALEM MEDIA OF HAWAII, INC.
                                   SALEM MEDIA OF ILLINOIS, LLC
                                   SALEM MEDIA OF KENTUCKY, INC.
                                   SALEM MEDIA OF NEW YORK, LLC
                                   SALEM MEDIA OF OHIO, INC.
                                   SALEM MEDIA OF OREGON, INC.
                                   SALEM MEDIA OF PENNSYLVANIA, INC.
                                   SALEM MEDIA OF TEXAS, INC.
                                   SALEM MEDIA OF VIRGINIA, INC.
                                   SALEM MUSIC NETWORK, INC.
                                   SALEM RADIO NETWORK INCORPORATED
                                   SALEM RADIO OPERATIONS, LLC
                                   SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
                                   SALEM RADIO PROPERTIES, INC.
                                   SALEM RADIO REPRESENTATIVES, INC.
                                   SCA LICENSE CORPORATION
                                   SOUTH TEXAS BROADCASTING, INC.
                                   SRN NEWS NETWORK, INC.
                                   VISTA BROADCASTING, INC.

Attest   ____________________ By    _________________________________

                                   ARTICLE III

                                 THE SECURITIES

      Section 3.01 Title and Terms.

      Unless otherwise provided in a supplemental indenture with respect to any Additional Securities: (i) the Securities shall be known and designated as the "7 3/4% Senior Subordinated Notes due 2010" of the Company, and (ii) the Stated Maturity of the Securities shall be December 15, 2010, and interest on the Securities shall accrue at the rate of 7 3/4% per annum plus Additional Interest, if any, from the date of issuance of the Securities or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June 15 and December 15 in each year, commencing June 15, 2003, until the principal thereof is paid or duly provided for.

      Unless otherwise specified herein, the Original Securities, any Registered Additional Securities (including any Series B Additional Securities) and any Series A Additional Securities will be treated as one class and are together referred to as the "Securities." The Original Securities, the Registered Additional Securities (including any Series B Additional Securities) and the Series A Additional Securities rank pari passu in right of payment with each other.

      Unless otherwise specified in a supplemental indenture with respect to any Additional Securities, any Additional Securities issued pursuant to this Indenture shall vote as a class with other Securities issued pursuant to this Indenture, and otherwise be treated as Securities for purposes of this Indenture. Any issuance of Additional Securities shall be subject to Section 10.08.

      The principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register. If any of the Securities are held by the Depositary, payments of interest may be made by wire transfer to the Depositary. The Trustee is hereby initially designated as the Paying Agent under this Indenture.

      The Securities shall be redeemable as provided in Article Eleven.

      At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

      The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

      The Securities are entitled to the benefits of the Guarantees by each Guarantor.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      Section 3.02 Denominations.

      The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

      Section 3.03 Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President or one of its Vice Presidents attested by its Secretary or one of its Assistant Secretaries.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery (i) Original Securities for original issue in the aggregate amount of $100,000,000 and (ii) Additional Securities (including any Series B Additional Securities) from time to time for original issue in aggregate principal amount specified by the Company, and not otherwise. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated, whether such Securities are to be Original Securities or Additional Securities and whether the Securities are to be issued as one or more Global Securities and such other information as the Company may include or the Trustee may reasonably require.

      Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      In case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, merged with or into any other Person or shall sell, assign, convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company or such Guarantor shall have been merged, or the Person which shall have received a sale, assignment, conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

      Section 3.04 Temporary Securities.

      Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

      After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

      Section 3.05 Global Securities.

      (a) A Global Security shall, if the Depositary permits, (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary and (iii) bear legends as set forth in Sections 2.02(c) and 2.04, as applicable; provided, however, that the Securities are eligible to be in the form of a Global Security.

      Transfers of any Restricted Security made to an Accredited Investor in accordance with an exemption from the registration requirements of the Securities Act or transfers made in accordance with another exemption from the registration requirements of the Securities Act (other than a transfer made in accordance with Rule 144A, Rule 144 or Regulation S that complies with all other applicable requirements of this Indenture) shall be made only in certificated form and not as a beneficial interest in a Global Security.

      Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

      (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.07. Under the circumstances described in this clause (b), beneficial owners shall obtain Physical Securities in exchange for their beneficial interests in a Global Security in accordance with the Depositary's and the Securities Registrar's procedures. In connection with the execution, authentication and delivery of such Physical Securities, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Securities having an equal aggregate principal amount. The Securities will be delivered in certificated form to all beneficial owners in exchange for their beneficial interests in the Global Securities if (i) the Depositary ceases to be registered as a clearing agency under the Exchange Act or is not willing or no longer willing or able to provide securities depository services with respect to the Securities, (ii) the Company so determines or (iii) there shall have occurred an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security and such Event of Default or event continues for a period of 90 days.

      (c) In connection with any transfer of a portion of the beneficial interest in a Global Security to beneficial owners who are required to hold Physical Securities pursuant to this Section 3.05 or Section 3.07, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the relevant Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Physical Securities of like tenor and amount.

      (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the applicable Global Security, an equal aggregate principal amount of Physical Securities (U. S. Series A Physical Securities, in the case of any U.S. Series A Global Security, or Offshore Series A Physical Securities, in the case of any Offshore Series A Global Security) of authorized denominations.

      (e) Any Physical Security delivered in exchange for an interest in a Global Security that is a Restricted Security pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by Section 2.01, Section 3.06 and paragraph (d) of Section 3.07, bear the Restricted Securities Legend.

      (f) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

      (g) Prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, beneficial interests in an Offshore Series A Global Security may be held only through the Euroclear System or Clearstream Banking, S.A. unless transferred to a QIB in accordance with Section 3.07(b).

      Section 3.06 Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee or an agent thereof or of the Company shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

      Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Securities shall be required to be reflected in a book entry.

      At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Series A Additional Securities for Series B Additional Securities shall occur until an Exchange Offer Registration Statement with respect to the relevant Series A Additional Securities shall have been declared effective by the Commission and that the Series A Additional Securities exchanged for the Series B Additional Securities shall be cancelled.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

      No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 9.06, 10.13, 10.16 or 11.08 not involving any transfer.

      The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business
(i) 15 days before the date of selection of Securities for redemption under
Section 11.04 and ending at the close of business on the day of such selection or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

      Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Security pursuant to Section 2.02(c) and to the restrictions set forth in
Section 3.05, this Section 3.06 and Section 3.07, and the Holder of each Restricted Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer. The restrictions imposed by this Section 3.06 upon the transferability of any particular Restricted Security shall cease and terminate on (a) the Resale Restriction Termination Date with respect to such Security or (b) (if earlier) if and when such Restricted Security has been sold pursuant to a Registration Statement or (subject to Section 3.07(d)(ii)) transferred pursuant to Rule 144 (or any successor provision), unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provision). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar in accordance with the provision of this
Section 3.06 (accompanied, in the event that such restrictions on transfer have terminated pursuant to Rule 144 (or any successor provision), by an Opinion of Counsel satisfactory to the Company and the Trustee, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 (or any such successor provision)), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend. The Company shall inform the Trustee of the effective date of any Registration Statement registering any Securities under the Securities Act no later than two Business Days after such effective date.

      Except as provided in the preceding paragraph and in Sections 3.05 and 3.07, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section, Section 3.04, 3.08, 9.06 or 11.08 or otherwise, shall also be a Global Security and bear the legends specified in Section 2.02(c) (if such Security is a Restricted Security) and Section 2.04.

      Section 3.07 Special Transfer Provisions.

      Unless and until (i) a Security is sold under an effective Registration Statement, (ii) a Security that is a Restricted Security is exchanged for a Series B Additional Security in connection with an Exchange Offer or (iii) the restrictions on transfer with respect to a Security imposed by Section 3.06 have ceased and terminated in accordance with Section 3.06 or the Restricted Securities Legend has been removed from a Security pursuant to 3.07(d), the following provisions shall apply:

      (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to an Accredited Investor which is not a QIB:

            (i) The Security Registrar shall register the transfer of any Security if it complies with all other applicable requirements of this Indenture and if (x) the requested transfer is after the relevant Resale Restriction Termination Date with respect to such Security or (y) the proposed transferor has delivered to the Company and the Security Registrar a certificate substantially in the form of Annex A and the proposed transferee has delivered to the Company and the Security Registrar a certificate substantially in the form set forth in Annex I attached to Exhibit A, together with written legal opinions or other information as the Trustee or the Company reasonably may request.

            (ii) If the proposed transferor is or is acting through an Agent Member holding a beneficial interest in a Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph
      (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the relevant Global Security in an amount equal to the principal amount of the beneficial interest in the relevant Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Physical Securities of like tenor and amount.

      (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a QIB:

            (i) If the Security to be transferred consists of a Physical Security or consists of a beneficial interest in a Global Security that after the transfer is to be evidenced by a beneficial interest in a different Global Security, the Security Registrar shall register the transfer if it complies with all other applicable requirements of this Indenture and if such transfer is being made by a proposed transferor who has advised the Company and the Security Registrar in writing pursuant to Exhibit A, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Company and the Security Registrar in a writing signed by one of its executive officers in the form required by Rule 144A, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            (ii) If the proposed transferee is or is acting through an Agent Member, and the Security to be transferred consists of a Physical Security that after the transfer is to be evidenced by an interest in a Global Security or consists of a beneficial interest in a Global Security that after the transfer is to be evidenced by an interest in a different Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the transferee Global Security in an amount equal to the principal amount of the Physical Security to be transferred or such beneficial interest in such transferor Global Security to be transferred, and the Trustee shall cancel the Physical Security so transferred or reflect on its books and records the date and a decrease in the principal amount of such transferor Global Security, as the case may be.

      (c) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a Non-U.S. Person:

            (i) The Security Registrar shall register the transfer of any Security if it complies with all other applicable requirements of this Indenture and if (x) the requested transfer is after the relevant Resale Restriction Termination Date with respect to such Security or (y), if the Security to be transferred consists of a Physical Security or consists of a beneficial interest in a Global Security that after the transfer is to be evidenced by an interest in a different Global Security, the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit B, together with written legal opinions or other information as the Trustee or the Company reasonably may request.

            (ii) If the proposed transferor is or is acting through an Agent Member holding a beneficial interest in a Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph
      (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of a Physical Security) a decrease in the principal amount of the relevant Global Security to be in an amount equal to the principal amount of the beneficial interest in the relevant Global Security to be transferred, and (ii) either (A) if the proposed transferee is or is acting through an Agent Member holding a beneficial interest in a Global Security, the Trustee shall reflect on its books and records the date and an increase in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest being so transferred or (B) otherwise the Company shall execute, and the

      Trustee shall authenticate and make available for delivery, one or more Physical Securities of like tenor and amount.

      (d) Restricted Securities Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the Restricted Securities Legend, the Security Registrar shall deliver Securities that do not bear the Restricted Securities Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Restricted Securities Legend, the Security Registrar shall deliver only Securities that bear the Restricted Securities Legend, unless (i) the requested transfer, exchange or replacement occurs after the relevant Resale Restriction Termination Date with respect to such Securities, (ii) upon the request of the Company after there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the Securities Act, (iii) with respect to Offshore Series A Global Securities or Offshore Series A Physical Securities only, with the agreement of the Company after the expiration of the 40-day distribution compliance period set forth in Regulation S with respect to such Securities or (iv) such Securities are sold or exchanged pursuant to an effective registration statement under the Securities Act.

      (e) Transfers of Beneficial Interests in the Same Global Security. A beneficial interest in any Global Security that is a Restricted Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend thereon and the rules and procedures of the Depositary, and no other written orders, instructions or certificates shall be required in connection therewith.

      (f) Other Transfers. The Security Registrar shall effect and register, upon a written request by the Company to do so, a transfer not otherwise permitted by this Section 3.07, such registration to be done in accordance with the otherwise applicable provisions of Section 3.06 and this Section 3.07, upon the furnishing by the proposed transferor or transferee of an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that, and such other certifications (including, without limitation, a certificate in substantially the form of Exhibit A in the case of a transfer pursuant to Rule
144) or information as the Company and the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

      (g) General. By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Restricted Securities Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.06 or this Section
3.07. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

      Section 3.08 Mutilated, Destroyed, Lost and Stolen Securities.

      If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, each Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

      Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      Section 3.09 Payment of Interest; Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or
(b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection section provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

            (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Section 3.10 Persons Deemed Owners.

      The Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.09) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary. No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, any Guarantor, the Trustee or any agent of the Company, any Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

      Section 3.11 Cancellation.

      All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

      Section 3.12 Computation of Interest.

      Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

      Section 3.13 CUSIP Numbers.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV

                       DEFEASANCE AND COVENANT DEFEASANCE

      Section 4.01 Company's Option to Effect Defeasance or Covenant Defeasance.

      The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 4.02 or Section 4.03 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

      Section 4.02 Defeasance and Discharge.

      Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.02, the Company, each of the Guarantors and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such defeasance means that the Company, the Guarantors and any other obligor upon the Securities, shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 4.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities and pay all other Indenture Obligations when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 3.04, 3.05, 3.06, 3.08, 10.02 and 10.03, (c) the
rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 6.06, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section 4.03 with respect to the Securities.

      Section 4.03 Covenant Defeasance.

      Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.03, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections
10.06 through 10.19 inclusive, and the provisions of Article Twelve and Sections
14.16 through 14.29 shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants and the provisions of Article Twelve and Sections
14.16 through 14.29, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c), (d) or (g), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

      Section 4.04 Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section
4.02 or Section 4.03 to the Defeased Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the Defeased Securities on the Stated Maturity of such principal or installment of principal or interest (or on any date after December 15, 2007 (such date being referred to as the "Defeasance Redemption Date"), if when exercising under Section
      4.01 either its option applicable to Section 4.02 or its option applicable to Section 4.03, the Company shall have delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities on the Defeasance Redemption Date) and pay all other Indenture Obligations; provided that the Trustee shall have been irrevocably instructed to apply such United States dollars or the proceeds of such

      U.S. Government Obligations to said payments with respect to the Securities; and provided further, that the United States dollars or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Senior Indebtedness or Guarantor Senior Indebtedness pursuant to the provisions of Articles Twelve and Fourteen. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) In the case of an election under Section 4.02, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (3) In the case of an election under Section 4.03, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as subsections 5.01(h) and (i) are concerned, at any time during the period ending on the 91st day after the date of deposit.

            (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company or any Guarantor.

            (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound.

            (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Indebtedness or Guarantor Senior Indebtedness, including, without limitation, those arising under this Indenture and (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

            (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others.

            (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities and of all other Indenture Obligations on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

            (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
      Section 4.02 or the covenant defeasance under Section 4.03 (as the case may be) have been complied with as contemplated by this Section 4.04.

      Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

      Section 4.05 Deposited Money and U.S. Government Obligations to Be Held in
                   Trust; Other Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 10.03, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee as permitted under Section 4.04 (collectively, for purposes of this Section 4.05, the "Trustee") pursuant to Section 4.04 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

      Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in
Section 4.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

      Section 4.06 Reinstatement.

      If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture and the Securities and the provisions of Articles Twelve and Fourteen hereof shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.02 or 4.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                    ARTICLE V

                                    REMEDIES

      Section 5.01 Events of Default.

      "Event Of Default," wherever used herein, means any one of the following events which has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) there shall be a default in the payment of any interest on any Security (including any Additional Interest) when it becomes due and payable, and such default shall continue for a period of 30 days;

      (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

      (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or Parent or any other Guarantor under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (a) or (b) or in clause
(ii), (iii) or (iv) of this clause (c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (y) to the Company by the Trustee or (z) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; (ii) there shall be a default in the performance or breach of the provisions of Article Eight; (iii) the Company shall have failed to make or consummate an Offer in accordance with the provisions of Section 10.13; or (iv) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 10.16;

      (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company, any Guarantor or any Restricted Subsidiary of the Company then has outstanding Indebtedness in excess of $5,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

      (e) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor or the Company not to be, in full force and effect, enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee;

      (f) one or more judgments, orders or decrees for the payment of money in excess of $5,000,000 either individually or in the aggregate (net of amounts covered by insurance, bond, surety or similar instrument) shall be entered against the Company, any Guarantor, or any Restricted Subsidiary of the Company or any of their respective properties and shall not be discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

      (g) any holder or holders of at least $5,000,000 in aggregate principal amount of Indebtedness of the Company, any Guarantor or any Restricted Subsidiary of the Company after a default under such Indebtedness shall notify the Trustee of the intended sale or disposition of any assets of the Company, any Guarantor or any Restricted Subsidiary of the Company that have been pledged to or for the benefit of such holder or holders to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off), to retain in satisfaction of such Indebtedness or to collect on, seize, dispose of or apply in satisfaction of Indebtedness, assets of the Company or any Restricted Subsidiary of the Company (including funds on deposit or held pursuant to lock-box and other similar arrangements);

      (h) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, any Guarantor or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, any Guarantor or any Restricted Subsidiary of the Company bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Guarantor or any Restricted Subsidiary of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Guarantor or any Restricted Subsidiary of the Company or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

      (i) (i) the Company, any Guarantor or any Restricted Subsidiary of the Company commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent,
(ii) the Company, any Guarantor or any Restricted Subsidiary of the Company consents to the entry of a decree or order for relief in respect of the Company, any Guarantor or such Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company, any Guarantor or any Restricted Subsidiary of the Company files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, any Guarantor or any Restricted Subsidiary of the Company (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official, of the Company, any Guarantor or such Restricted Subsidiary or of any substantial part of its respective properties,
(2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due, or (v) the Company, any Guarantor or any Restricted Subsidiary of the Company takes any corporate action in furtherance of any such actions in this paragraph (i).

      The Company shall deliver to the Trustee within five days after the occurrence thereof, written notice, in the form of an Officers' Certificate, of any Default, its status and what action the Company is taking or proposes to take with respect thereto. Unless the Corporate Trust Office of the Trustee has received written notice of an Event of Default of the nature described in this Section, the Trustee shall not be deemed to have knowledge of such Event of Default for the purposes of Article Five or for any other purpose.

      Section 5.02 Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default (other than an Event of Default specified in Sections 5.01(h) and (i)), shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding may, and the Trustee at the request of the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities); provided that so long as the Bank Credit Agreement is in effect, such declaration shall not become effective until the earlier of (a) five Business Days after receipt of such notice of acceleration from the Holders or the Trustee by the agent under the Bank Credit Agreement or (b) acceleration of the Indebtedness under the Bank Credit Agreement. Thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings. If an Event of Default specified in clause (h) or (i) of Section 5.01 occurs and is continuing, then all the Securities shall ipso facto become and be immediately due and payable, in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee or, if notice of acceleration is given by the Holders, the Holders shall give notice to the agent under the Bank Credit Agreement of any such acceleration.

      After such declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

      (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

            (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

            (ii) all overdue interest on all Securities,

            (iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at a rate borne by the Securities, and

            (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

      (b) all Events of Default, other than the nonpayment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13. No such rescission shall affect any subsequent Default or impair any right consequent thereon provided in
Section 5.13.

      Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company and each Guarantor covenant that if:

      (a) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

      (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated Maturity thereof,

the Company and any such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, subject to Articles Twelve and Fourteen, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon the Securities, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Guarantees by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to
Section 5.12.

      Section 5.04 Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

      (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

      (b) subject to Articles Twelve and Fourteen, to collect and receive any moneys, securities or other property payable or deliverable upon any conversion or exchange of Securities or upon any such claims and to distribute the same; and any custodian, in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 5.05 Trustee May Enforce Claims without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

      Section 5.06 Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under Section 6.06;

      SECOND: Subject to Articles Twelve and Fourteen, to the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, and of all other Indenture Obligations in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest and all other Indenture Obligations; and

      THIRD: Subject to Articles Twelve and Fourteen, the balance, if any, to the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

      Section 5.07 Limitation on Suits.

      No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

      (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

      (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

      (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture or any Guarantee and for the equal and ratable benefit of all the Holders.

      Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, but subject to Articles Twelve and Fourteen, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.09) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder, subject to Articles Twelve and Fourteen.

      Section 5.09 Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, each of the Guarantors, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 5.10 Rights and Remedies Cumulative.

      No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.11 Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      Section 5.12 Control by Holders.

      The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that:

      (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Guarantee or expose the Trustee to personal liability; and

      (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Section 5.13 Waiver of Past Defaults.

      The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default:

      (a) in the payment of the principal of, premium, if any, or interest (including Additional Interest, if any) on any Security (unless such Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration and any Additional Interest has been deposited with the Trustee); or

      (b) in respect of a covenant or a provision hereof which under Article Nine cannot be modified or amended without the consent of Holders of each Outstanding Security.

      Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      Section 5.14 Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

      Section 5.15 Waiver of Stay, Extension or Usury Laws.

      Each of the Company and any Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or any other Indenture Obligations or which may affect the covenants or the performance of this Indenture; and each of the Company and any Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

      Section 6.01 Notice of Defaults.

      Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder actually known to a Responsible Officer of the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

      Section 6.02 Certain Rights and Duties of Trustee.

      Subject to the provisions of Trust Indenture Act Sections 3.15(a) through 3.15(d):

      (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) the Trustee may consult with counsel of its choice and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

      (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document; provided, that the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (h) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

      (i) the Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company, except as otherwise provided herein;

      (j) money held in trust by the Trustee need not be segregated from other funds except to the extent required by law, except as otherwise provided herein;

      (k) if an Event of Default has occurred and is continuing, in accordance with Trust Indenture Act Section 3.15(c), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

      (l) in the event that the Trustee receives notice pursuant to Section 12.03(b)(2), the Trustee shall use commercially reasonable efforts to provide a copy of such notice to the Company promptly upon such receipt.

      Section 6.03 Trustee Not Responsible for Recitals, Dispositions of
                   Securities or Application of Proceeds Thereof.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-I supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      Section 6.04 Trustee and Agents May Hold Securities; Collections; etc.

      The Trustee (or any affiliate), any Paying Agent, Security Registrar or any agent of the Company, in its individual or any other capacity, may purchase or otherwise become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or other agent and, subject to Trust Indenture Act Sections 3.10 and 3.11, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

      Section 6.05 Money Held in Trust.

      All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee may invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the written directions of the Company. The Trustee shall not be liable for any losses incurred in connection with any investments made in accordance with this Section 6.05, unless the Trustee acted with gross negligence or in bad faith. With respect to any losses on investments made under this Section 6.05, the Company is liable for the full extent of any such loss.

      Section 6.06 Compensation and Indemnification of Trustee and Its Prior Claim.

      The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) set forth in writing, and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance shall be determined to have been caused by its own negligence or misconduct. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence or bad faith on such Trustee's part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and such Trustee's duties hereunder, including enforcement of this Indenture and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability (whether asserted by any Holder, the Company or any other Person) in connection with the exercise or performance of any of its powers or duties under this Indenture. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

      All payments and reimbursements pursuant to this Section 6.06 shall be made with interest at the rate borne by the Securities.

      As security for the performance of the obligations of the Company under this Section 6.06, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 6.06 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities may be so subordinate), and the Securities shall be subordinate to the Trustee's right to receive such payment.

      Section 6.07 Conflicting Interests.

      The Trustee shall comply with the provisions of Section 3.10(b) of the Trust Indenture Act.

      Section 6.08 Corporate Trustee Required, Eligibility.

      There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 3.10(a)(1) and which shall have a combined capital and surplus of at least $50,000,000, to the extent there is an institution eligible and willing to serve. The Trustee shall be a participant in the Depository Trust Company and FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Corporate Trust Office shall initially be located at The Bank of New York, 101 Barclay Street, 21 W, New York, New York 10286.

      Section 6.09 Resignation and Removal: Appointment of Successor Trustee.

      (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 6.10.

      (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

      (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the Trustee is so removed by an Act of Holders, then any Holder of a Security who has been a bona fide Holder of a Security for at least six months, on behalf of such Holder and all others similarly situated, or the removed Trustee may petition at the expense of the Company a court of competent jurisdiction for appointment of a successor Trustee.

      (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 3.10(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

      (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

      Section 6.10 Acceptance of Appointment by Successor.

      Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges then unpaid, such retiring Trustee shall, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee or such successor trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 6.06.

      No successor trustee with respect to the Securities shall accept appointment as provided in this Section 6.10 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 3.10(a) and this Article Sixth and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.08.

      Upon acceptance of appointment by any successor trustee as provided in this Section 6.10, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.09. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

      Section 6.11 Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 3.10(a) and this Article Sixth and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.08 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 6.12 Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 3.11(a) to the extent indicated therein.

                                   ARTICLE VII

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

      Section 7.01 Company to Furnish Trustee with Names and Addresses of
Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

      (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

      Section 7.02 Disclosure of Names and Addresses of Holders.

      Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 3.12, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 3.12.

      Section 7.03 Reports by Trustee.

      Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 3.13(c), a brief report dated as of such May 15 in accordance with and to the extent required by Trust Indenture Act
Section 3.13(a). The Trustee shall also comply with Trust Indenture Act Section 3.13(b).

      Commencing at the time this Indenture is qualified under the Trustee Indenture Act, a copy of each report at the time of its mailing to Holders, shall be filed with the Commission and each stock exchange on which the Securities are listed.

      Section 7.04 Reports by Company and Guarantors.

      The Company and any Guarantor shall:

      (a) file with the Trustee, within 15 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

      (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

      (c) transmit or cause to be transmitted by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 3.13(c), such summaries of any information, documents and reports required to by filed by the Company or any Guarantor, as the case may be, pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

      Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE VIII

                             CONSOLIDATION, MERGER,
                          CONVEYANCE, TRANSFER OR LEASE

      Section 8.01 Company or Any Guarantor May Consolidate, etc., Only on Certain Terms.

      (a) The Company shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

            (i) either (1) the Company shall be the continuing corporation, or
      (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person assumes, by a supplemental indenture in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture shall remain in full force and effect;

            (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

            (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

            (iv) immediately before and immediately after giving effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness under Section 10.08 (other than Permitted Indebtedness);

            (v) each Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under this Indenture and the Securities;

            (vi) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of
      Section 10.12 are complied with; and

            (vii) the Company or the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereto comply with the provisions of this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

      (b) Each Guarantor (including Parent) shall not, and the Company and Parent shall not permit a Restricted Subsidiary Guarantor or a Parent Subsidiary Guarantor, as the case may be, to, in a single transaction or through a series of related transactions merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any entity (other than the Company or any other Guarantor) unless at the time and after giving effect thereto:

            (i) either (1) such Guarantor shall be the continuing corporation or
      (2) the entity (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation duly organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantee and this Indenture;

            (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

            (iii) such Guarantor shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture comply with this Indenture, and thereafter all obligations of the predecessor shall terminate.

The provisions of this Section 8.01(b) shall not apply to any transaction (including any Asset Sale made in accordance with Section 10.13) with respect to any Guarantor if the Guarantee of such Guarantor is released in connection with such transaction in accordance with Section 10.14(d).

      Section 8.02 Successor Substituted.

      Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture, the Securities and/or such Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities and/or in such Guarantee, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Securities or a Guarantee, as the case may be, the predecessor shall be released from those obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities or a Guarantee, as the case may be.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 9.01 Supplemental Indentures and Agreements without Consent of
                   Holders.

      Without the consent of any Holders, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

      (a) to evidence the succession of another Person to the Company, any Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Company or such Guarantor or obligor herein and in the Securities and in any Guarantee, in each case in compliance with the provisions of this Indenture;

      (b) to add to the covenants of the Company, any Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, any Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee;

      (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any Guarantee, or to make any other provisions with respect to matters or questions arising under this Indenture, the Securities or any Guarantee; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

      (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 or otherwise;

      (e) to add a Guarantor pursuant to the requirements of Section 10.14;

      (f) to evidence and provide the acceptance of the appointment of a successor trustee hereunder;

      (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Indenture Obligations, in any property or assets, including any which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise; or

      (h) to provide for uncertificated Securities in place of or in addition to certificated Securities; or

      (i) to provide for or confirm the issuance of Additional Securities.

      Section 9.02 Supplemental Indentures and Agreements with Consent of
Holders.

      With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor, and the Trustee, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee; provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

      (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

      (b) amend, change or modify the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 10.13 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with
Section 10.16, including amending, changing or modifying any definitions with respect thereto;

      (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture or with respect to any Guarantee;

      (d) modify any of the provisions of this Section or Sections 5.13 or 10.22, except to increase the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such actions or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

      (e) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under this Indenture; or

      (f) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders of the Securities or any Guarantee.

      Upon the written request of the Company and each Guarantor, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall, subject to Section 9.03, join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 9.03 Execution of Supplemental Indentures and Agreements.

      In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 3.15(a) through 315(d) and Section 6.02 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

      Section 9.04 Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 9.05 Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      Section 9.06 Reference in Securities to Supplemental Indentures.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

      Section 9.07 Effect on Senior Indebtedness.

      No supplemental indenture shall adversely affect the rights under Articles Twelve and Fourteen, or any definitions or provisions related thereto, or the Guarantees of any holder of Senior Indebtedness or Guarantor Senior

Indebtedness unless the requisite holders of each issue of Senior Indebtedness or Guarantor Senior Indebtedness affected thereby shall have consented to such supplemental indenture.

                                    ARTICLE X

                                    COVENANTS

      Section 10.01 Payment of Principal, Premium and Interest.

      Subject to the provisions of Articles Twelve and Fourteen, the Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

      Section 10.02 Maintenance of Office or Agency.

      The Company will maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the agent of the Trustee described above and the Company hereby appoints such agent as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

      Section 10.03 Money for Security Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent, it will, on or before 10:00 a.m. each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      If the Company is not acting as Paying Agent, the Company will, before each due date of the principal of, premium, if any, or interest on any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

      If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest;

      (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

      (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee shall serve as the Paying Agent.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

      Section 10.04 Corporate Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect, the corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof could not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary of the Company or any of its assets in compliance with the terms of this Indenture.

      Section 10.05 Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary of the Company shown to be due on any return of the Company or any Subsidiary of the Company or otherwise assessed or upon the income, profits or property of the Company or any Subsidiary of the Company if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary of the Company, except for any Lien permitted to be incurred under
Section 10.12 if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

      Section 10.06 Maintenance of Properties.

      The Company will cause all material properties owned by the Company or any Subsidiary of the Company or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary of the Company and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

      Section 10.07 Insurance.

      The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

      Section 10.08 Limitation on Indebtedness.

      (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for ("incur") any Indebtedness (including Acquired Indebtedness), except that the Company may incur Indebtedness and a Restricted Subsidiary Guarantor may incur Permitted Subsidiary Indebtedness if, in each case, the Debt to Operating Cash Flow Ratio of the Company and its Restricted Subsidiaries at the time of the incurrence of such Indebtedness, after giving pro forma effect thereto, is 7.0:1 or less.

      (b) The foregoing limitation will not apply to the incurrence of any of the following (collectively, "Permitted Indebtedness"):

            (i) Indebtedness of the Company incurred pursuant to the Bank Credit Agreement in an aggregate principal amount which, when taken together with the amount of all Indebtedness incurred by the Company pursuant to this clause (i) and then outstanding, does not exceed $75,000,000;

            (ii) Indebtedness of the Company pursuant to the Securities (other than Additional Securities issued pursuant to this Indenture) and Indebtedness of any Restricted Subsidiary Guarantor pursuant to a Guarantee;

            (iii) Indebtedness of any Restricted Subsidiary Guarantor consisting of a guarantee of the Company's Indebtedness under the Bank Credit Agreement;

            (iv) Indebtedness of the Company or any of its Restricted Subsidiaries outstanding on the date of this Indenture and listed on
      Schedule I hereto;

            (v) Indebtedness of the Company owing to a Restricted Subsidiary of the Company; provided that any Indebtedness of the Company owing to a Restricted Subsidiary of the Company that is not a Guarantor is made pursuant to an intercompany note in the form attached to this Indenture as Exhibit A and is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, by acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; provided further that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Wholly Owned Restricted

      Subsidiary of the Company or a pledge to or for the benefit of the lenders under the Bank Credit Agreement) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (v);

            (vi) Indebtedness of a Wholly Owned Restricted Subsidiary of the Company owing to the Company or another Wholly Owned Restricted Subsidiary of the Company; provided that, with respect to Indebtedness owing to a Wholly Owned Restricted Subsidiary of the Company that is not a Guarantor,
      (x) any such Indebtedness is made pursuant to an intercompany note in the form attached to this Indenture as Exhibit A and (y) any such Indebtedness shall be subordinated in right of payment from and after such time as the obligations under the Guarantee, if any, by such Wholly Owned Restricted Subsidiary shall become due and payable to the payment and performance of such Wholly Owned Restricted Subsidiary's obligations under its Guarantee; provided further that (a) any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Wholly Owned Restricted Subsidiary of the Company or pledge to or for the benefit of the lenders under the Bank Credit Agreement) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (vi) and (b) any transaction pursuant to which any Wholly Owned Restricted Subsidiary of the Company, which has Indebtedness owing to the Company or any other Wholly Owned Restricted Subsidiary of the Company, ceases to be a Wholly Owned Restricted Subsidiary of the Company shall be deemed to be the incurrence of Indebtedness by such Wholly Owned Restricted Subsidiary that is not permitted by this clause (vi);

            (vii) guarantees of any Restricted Subsidiary made in accordance with the provisions of Section 10.14;

            (viii) obligations of the Company entered into in the ordinary course of business pursuant to Interest Rate Agreements in respect of Indebtedness of the Company as long as such obligations at the time incurred do not exceed the aggregate principal amount of such Indebtedness then outstanding or in good faith anticipated to be outstanding within 90 days of such incurrence;

            (ix) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii), (iii), (iv) and (v) above, including any successive refinancings so long as the aggregate principal amount of Indebtedness represented thereby is not increased by such refinancing (except, in the case of Guarantees under clause (iii), which Guarantees do not exceed the aggregate principal amount of the Bank Credit Agreement) plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and, in the case of Pari Passu Indebtedness or Subordinated Indebtedness, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness;

            (x) the guarantee by the Company or any Restricted Subsidiary Guarantor of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred pursuant to another provision of this 10.08; and

            (xi) Indebtedness of the Company in addition to that described in clauses (i) through (x) above, and any renewals, extensions, substitutions, refinancings, or replacements of such Indebtedness, so long as the aggregate principal amount of all such Indebtedness shall not exceed $5,000,000.

      For purposes of determining compliance with this Section 10.08, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (i) through (xi) above or is entitled to be incurred pursuant to Section 10.08(a), the Company shall, in its sole discretion, classify (or later reclassify) such item of Indebtedness in any manner that complies with this Section 10.08. Accrual of interest, accretion or amortization of original issue discount and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 10.08.

      Section 10.09 Limitation on Restricted Payments.

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

            (i) declare or pay any dividend on, or make any distribution to holders of, any of the Company's Equity Interests (other than dividends or distributions payable solely in its Qualified Equity Interests);

            (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any Equity Interest of the Company or any Affiliate thereof (except Equity Interests held by the Company or any of its Wholly Owned Restricted Subsidiaries);

            (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund or maturity, any Subordinated Indebtedness of the Company or such Restricted Subsidiary;

            (iv) declare or pay any dividend or distribution on any Equity Interests of any Subsidiary to any Person (other than the Company or any of its Wholly Owned Restricted Subsidiaries);

            (v) incur, create or assume any guarantee of Indebtedness of any Affiliate (other than a Wholly Owned Restricted Subsidiary of the Company); or

            (vi) make any Investment in any Person (other than any Permitted Investments);

(any of the foregoing payments described in clauses (i) through (vi), other than any such action that is a Permitted Payment, collectively, "Restricted Payments") unless after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution): (1) no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not be an event which is, or after notice or lapse of time or both, would be, an "event of default" under the terms of any Indebtedness of the Company or its Restricted Subsidiaries; and (2) the aggregate amount of all such Restricted Payments declared or made (x) by Parent after September 25, 1997 to but not including the Succession Date (references to the "Company" in the foregoing clauses (i) through (vi) being deemed to refer to Parent for purposes of calculating the amount of such payments declared or made during such period by Parent) and (y) by the Company from and including the Succession Date, does not exceed the sum of:

            (A) an amount equal to Cumulative Operating Cash Flow less 1.4 times Cumulative Consolidated Interest Expense and

            (B) the aggregate amount of (x) Parent Equity Sale Proceeds plus (y) the aggregate amount of Net Cash Proceeds received by the Company after the Succession Date from capital contributions (other than from a Subsidiary) or from the issuance or sale (other than to any of its Subsidiaries) of its Qualified Equity Interests (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Equity Interests or Subordinated Indebtedness as set forth below).

      (b) Notwithstanding the foregoing, and in the case of clauses (ii) through
(v) below, so long as there is no Default or Event of Default continuing, the foregoing provisions shall not prohibit the following actions (clauses (i) through (v) being referred to as "Permitted Payments"):

            (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would be permitted by the provisions of paragraph (a) of this Section and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) of this Section;

            (ii) any transaction with an officer or director of the Company entered into in the ordinary course of business (including compensation or employee benefit arrangements with any officer or director of the Company);

            (iii) the repurchase, redemption, or other acquisition or retirement of any Equity Interests of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege pursuant to which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to a Subsidiary) of other Qualified Equity Interests of the Company; provided that the Net Cash Proceeds from the issuance of such Qualified Equity Interests are excluded from clause (2)(B) of paragraph (a) of this Section;

            (iv) any repurchase, redemption, defeasance, retirement, refinancing or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or out of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Equity Interests of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Equity Interests are excluded from clause (2)(B) of paragraph (a) of this Section; and

            (v) the repurchase, redemption, defeasance, retirement, refinancing or acquisition for value or payment of principal of any Subordinated Indebtedness (other than Disqualified Equity Interests) (a "refinancing") through the issuance of new Subordinated Indebtedness of the Company, as the case may be, provided that any such new Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration or acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium, interest or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or
      (II) the amount of premium, interest or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing;
      (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities; (3) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the Securities; and
      (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Indebtedness to be refinanced.

      Section 10.10 Limitation on Transactions with Affiliates.

      The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) unless (a) such transaction or series of transactions is in writing on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction in arm's length dealings with an unrelated third party and (b)(i) with respect to any transaction or series of transactions involving aggregate payments in excess of $1,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (a) above and such transaction or series of related transactions has been approved by a majority of the members of the Board of Directors of the Company (and approved by a majority of Independent Directors or, in the event there is only one Independent Director, by such Independent Director) and (ii) with respect to any transaction or series of transactions involving aggregate payments in excess of $5,000,000, an opinion as to the fairness to the Company or such Restricted Subsidiary from a financial point of view issued by an investment banking firm of national standing. Notwithstanding the foregoing, this provision will not apply to (A) any transaction with an officer or director of the Company entered into in the ordinary course of business (including compensation or employee benefit arrangements with any officer or director of the Company), (B) any transaction entered into by the Company or one of its Wholly Owned Restricted Subsidiaries with a Wholly Owned Restricted Subsidiary of the Company, (C) transactions in existence on the date of this Indenture and any renewal, replacement or extension thereof on substantially similar terms and (D) any Permitted Payment.

      Section 10.11 Limitation on Senior Subordinated Indebtedness.

      The Company and Parent shall not, and shall not permit any Restricted Subsidiary Guarantor or any Parent Subsidiary Guarantor, as the case may be, to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinated in right of payment, by contract or otherwise, to any Indebtedness of the Company, Parent, or such Guarantor, as the case may be, unless such Indebtedness is also pari passu with the Securities or the Guarantee of such Guarantor, or subordinate in right of payment to the Securities or such Guarantee to at least the same extent as the Securities or such Guarantee are subordinate in right of payment to Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, as set forth in this Indenture.

      Section 10.12 Limitation on Liens.

      The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, affirm or suffer to exist any Lien of any kind upon any of its property or assets (including any intercompany notes), now owned or acquired after the date of this Indenture, or any income or profits therefrom, except if the Securities are directly secured equally and ratably with (or prior to in the case of Liens with respect to Subordinated Indebtedness) the obligation or liability secured by such Lien, excluding, however, from the operation of the foregoing any of the following:

      (a) any Lien existing as of the date of this Indenture;

      (b) any Lien arising by reason of (i) any judgment, decree or order of any court, so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (ii) taxes, assessments or other governmental charges not yet delinquent or which are being contested in good faith; (iii) security for payment of workers' compensation or other insurance; (iv) good faith deposits in connection with tenders, leases and contracts (other than contracts for the payment of money); (v) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), none of which materially impairs the use of any parcel of property material to the operation of the business of the Company or any of its Subsidiaries or the value of such property for the purpose of such business; (vi) deposits to secure public or statutory obligations, or in lieu of surety or appeal bonds; (vii) certain surveys, exceptions, title defects, encumbrances, easements, reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; or (viii) operation of law in favor of mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

      (c) any Lien now or hereafter existing on property of the Company or any of its Restricted Subsidiaries securing Senior Indebtedness or Guarantor Senior Indebtedness, in each case which Indebtedness is permitted under the provisions of Section 10.08 and provided that the provisions of Section 10.14 are complied with;

      (d) any Lien securing Acquired Indebtedness created prior to (and not created in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any of its Subsidiaries, in each case which Indebtedness is permitted under the provisions of Section 10.08; provided that any such Lien only extends to the assets that were subject to such Lien securing such Acquired Indebtedness prior to the related transaction by the Company or its Subsidiaries;

      (e) any Lien securing Permitted Subsidiary Indebtedness; and

      (f) any extension, renewal, refinancing or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (e) so long as the amount of security is not increased thereby.

      Section 10.13 Limitation on Sale of Assets.

      (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 80% of the consideration from such Asset Sale is received in cash, provided that (x) the amount of liabilities (excluding any contingent liabilities) assumed by the transferee or (y) any notes or other obligations received by the Company or such Restricted Subsidiary and converted into cash within 90 days following the receipt thereof shall be deemed to be "cash," and
(ii) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold (other than in the case of an involuntary Asset Sale, as determined by the Board of Directors of the Company and evidenced in a Board Resolution).

      (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness then outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or if no such Senior Indebtedness is then outstanding, then the Company may, within 12 months of the Asset Sale, invest the Net Cash Proceeds in properties and assets that (as determined by the Board of Directors) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of this Indenture or reasonably related thereto. The amount of such Net Cash Proceeds neither used to permanently repay or prepay Senior Indebtedness nor used or invested as set forth in this paragraph constitutes "Excess Proceeds."

      (c) When the aggregate amount of Excess Proceeds equals $5,000,000 or more, the Company shall apply the Excess Proceeds to the repayment of the Securities and any Pari Passu Indebtedness required to be repurchased under the instrument governing such Pari Passu Indebtedness as follows: (1) the Company shall make an offer to purchase (an "Offer") from all Holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Security Amount") equal to the product of such Excess Proceeds (less any amounts used to pay reasonable fees and expenses connected with such Offer and any Pari Passu Offer) multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price of all Securities tendered) and (2) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds (less any amounts used to pay reasonable fees and expenses connected with such Offer and any Pari Passu Offer) over the Security Amount; provided that in no event shall the Pari Passu Debt Amount exceed the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price shall be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased is less than the Pari Passu Debt Amount (the amount of such shortfall, if any, constituting a "Deficiency"), the Company shall use such Deficiency in the business of the Company and its Restricted Subsidiaries. Upon completion of the purchase of all the Securities tendered pursuant to an Offer and repurchase of the Pari Passu Indebtedness pursuant to a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

      (d) Pending the final application of any Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Cash Proceeds in any manner that is not prohibited by this Indenture.

      (e) If the Company becomes obligated to make an Offer pursuant to clause
(c) above, the Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part, in integral multiples of

$1,000, on a date that is not earlier than 45 days and not later than 60 days from the date the notice is given to Holders, subject to proration in the event the Security Amount is less than the aggregate Offered Price of all Securities tendered.

      (f) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the covenant described hereunder, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 10.13 by virtue thereof.

      (g) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the date of this Indenture and listed on Schedule I hereto as such Indebtedness may be refinanced from time to time, provided that such restrictions are no less favorable to the Holders of the Securities than those existing on the date of this Indenture or (ii) any Senior Indebtedness and any Guarantor Senior Indebtedness) that would materially impair the ability of the Company to make an Offer to purchase the Securities or, if such Offer is made, to pay for the Securities tendered for purchase.

      (h) Subject to paragraph (f) above, within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $5,000,000, the Company shall send or cause to be sent by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at his address appearing in the Security Register, a notice stating or including:

            (1) that the Holder has the right to require the Company to repurchase, subject to proration, such Holder's Securities at the Offered Price;

            (2) the Offer Date;

            (3) the instructions a Holder must follow in order to have its Securities purchased in accordance with paragraph (c) of this Section; and

            (4) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company (or Parent, as the case may be pursuant to Section 10.20), the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company (or Parent, as the case may be pursuant to Section 10.20) filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) (or in the event neither the Company nor Parent is required to prepare any of the foregoing forms, the comparable information required pursuant to Section 10.20), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports, (iii) if material, appropriate pro forma financial information, and (iv) such other information. if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision.

      (i) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice at least three Business Days prior to the Offer Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this
Section 10.13 if the Company receives, not later than three Business Days prior to the Offer Date, a facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

      (j) The Company shall (i) not later than the Offer Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 10:00 a.m. (New York City time) on the Offer Date, deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Offer Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof that are to be purchased on that date and
(iii) not later than the Offer Date, deliver to the Paying Agent (if other than the Company) an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company.

      Subject to applicable escheat laws, as provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company with the Trustee in respect of an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, the Trustee shall hold such excess for the Company and
(y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Offer Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

      (k) Securities to be purchased shall, on the Offer Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. Such Offered Price shall be paid to such Holder promptly following the later of the Offer Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Offer Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.09; provided, further, that Securities to be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof, shall be purchased. If any Security tendered for purchase shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (j) above, the principal thereof shall, until paid, bear interest from the Offer Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

      Section 10.14 Limitation on Issuances of Guarantees of and Pledges for Indebtedness.

      (a) The Company shall not permit any of its Restricted Subsidiaries, other than the Restricted Subsidiary Guarantors, directly or indirectly, to secure the payment of any Senior Indebtedness of the Company and the Company will not, and will not permit any of its Restricted Subsidiaries to, pledge any intercompany notes representing obligations of any of its Restricted Subsidiaries (other than the Restricted Subsidiary Guarantors) to secure the payment of any Senior Indebtedness unless in each case such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities by such Restricted Subsidiary, which guarantee shall be on the same terms as the guarantee of the Senior Indebtedness (if a guarantee of Senior Indebtedness is granted by such Restricted Subsidiary) except that the guarantee of the Securities need not be secured and shall be subordinated to the claims against such Restricted Subsidiary in respect of Senior Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness of the Company under this Indenture.

      (b) The Company shall not permit any of its Restricted Subsidiaries, other than the Restricted Subsidiary Guarantors, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company (other than guarantees in existence on the date of this Indenture) unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the Securities on the same terms as the guarantee of such Indebtedness except that, if the Securities are subordinated in right of payment to such Indebtedness, the guarantee under the supplemental indenture shall be subordinated to the guarantee of such Indebtedness to the same extent as the Securities are subordinated to such Indebtedness under this Indenture.

      (c) Parent will not, and will not permit any of its Subsidiaries (other than the Company and the Company's Restricted Subsidiaries, which shall be subject to the foregoing clauses (a) and (b)), other than the Parent Subsidiary Guarantors, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company (other than guarantees in existence on the date of this Indenture) unless Parent or such Subsidiary, as the case may be, simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the Securities on the same terms as the guarantee of such Indebtedness, except that if the Securities are subordinated in right of payment to such Indebtedness, the guarantee under the supplemental indenture shall be subordinated to the guarantee of such Indebtedness to the same extent as the Securities are subordinated to such Indebtedness under this Indenture.

      (d) Any Guarantee by any Restricted Subsidiary Guarantor or by any Parent Subsidiary Guarantor shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of Parent, of all of the Company's or Parent's, as the case may be, direct or indirect Equity Interest in, or all or substantially all the assets of, such Restricted Subsidiary Guarantor or such Parent Subsidiary Guarantor, as the case may be, which is in compliance with this Indenture or (ii) the release by the holders of the Indebtedness of the Company described in clauses (a), (b) and (c) above of their security interest or their guarantee by such Restricted Subsidiary Guarantor or by such Parent Subsidiary Guarantor, as the case may be, including any deemed release upon payment in full of all obligations under such Indebtedness, at a time when (A) no other Indebtedness of the Company has been secured or guaranteed by such Restricted Subsidiary Guarantor or such Parent Subsidiary Guarantor, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Restricted Subsidiary Guarantor or such Parent Subsidiary Guarantor, as the case may be, also release their security interest in, or guarantee by, such Restricted Subsidiary Guarantor or such Parent Subsidiary Guarantor (including any deemed release upon payment in full of all obligations under such Indebtedness).

      Section 10.15 Restriction on Transfer of Assets.

      The Company and the Restricted Subsidiary Guarantors shall not sell, convey, transfer or otherwise dispose of their respective assets or property to any of the Company's Restricted Subsidiaries (other than any Restricted Subsidiary Guarantor), except for sales, conveyances, transfers or other dispositions made in the ordinary course of business. For purposes of this provision, any sale, conveyance, transfer, lease or other disposition of property or assets, having a Fair Market Value in excess of (a) $1,000,000 for any sale, conveyance, transfer, lease or disposition or series of related sales, conveyances, transfers, leases and dispositions and (b) $5,000,000 in the aggregate for all such sales, conveyances, transfers, leases or dispositions in any fiscal year of the Company shall not be considered "in the ordinary course of business"; provided that sales by the Company of block program time and spot advertising shall not be deemed not to be "in the ordinary course of business" solely because of the dollar value of such sales.

      Section 10.16 Purchase of Securities upon a Change of Control.

      (a) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described in Subsection (c) of this Section (the "Change of Control Offer") and in accordance with the procedures set forth in Subsections (b), (c), (d) and (e) of this Section.

      (b) Within 30 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder by first-class mail, postage prepaid, at his address appearing in the Security Register stating or including:

            (1) that a Change of Control has occurred, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

            (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

            (3) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company (or Parent, as the case may be pursuant to Section 10.20), the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company (or Parent, as the case may be pursuant to Section 10.20) filed subsequent to such Quarterly Report (or in the event neither the Company nor Parent is required to prepare any of the foregoing Forms, the comparable information required pursuant to
      Section 10.20), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company that the Company in good faith believes will enable such Holders to make an informed investment decision;

            (4) that the Change of Control Offer is being made pursuant to this
      Section 10.16(a) and that all Securities property tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

            (5) the Change of Control Purchase Date which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

            (6) the Change of Control Purchase Price;

            (7) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 10.02;

            (8) that Securities must be surrendered on or prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 10.02 to collect payment;

            (9) that the Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

            (10) the procedures for withdrawing a tender of Securities and Change of Control Purchase Notice;

            (11) that any Security not tendered will continue to accrue interest; and

            (12) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

      (c) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.09. If any Security tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice at least two Business Days prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

      (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (New York City time) on the Change of Control Purchase Date, deposit with the Paying Agent an amount of cash sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or make available for delivery to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly returned by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this Section 10.16, the Company shall choose a Paying Agent which shall not be the Company.

      (e) A Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section
10.02 to which the related Change of Control Purchase Notice was delivered not later than three Business Days prior to the Change of Control Purchase Date specifying, as applicable:

            (1) the name of the Holder;

            (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

            (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted; and

            (4) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

      (f) Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

      (g) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the covenant described hereunder, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 10.16 by virtue thereof.

      (h) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create or permit to exist or become effective any restriction (other than restrictions existing under Indebtedness as in effect on the date of this Indenture) that would materially impair the ability of the Company to make a Change of Control Offer to purchase the Securities or, if such Change of Control Offer is made, to pay for the Securities tendered for purchase.

      Section 10.17 Limitation on Subsidiary Equity Interests.

      The Company shall not permit any of its Restricted Subsidiaries to issue any Equity Interests, except for (a) Equity Interests issued to and held by the Company or a Wholly Owned Restricted Subsidiary of the Company, and (b) Equity Interests issued by a Person prior to the time (A) such Person becomes a Restricted Subsidiary of the Company, (B) such Person merges with or into a Restricted Subsidiary of the Company or (C) a Restricted Subsidiary of the Company merges with or into such Person; provided, that such Equity Interests were not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or (C).

      Section 10.18 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

      The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (i) pay dividends or make any other distribution on its Equity Interests, (ii) pay any Indebtedness owed to the Company or a Restricted Subsidiary of the Company, (iii) make any Investment in the Company or a Restricted Subsidiary of the Company or (iv) transfer any of its properties or assets to the Company or any Restricted Subsidiary of the Company, except (a) any encumbrance or restriction pursuant to an agreement in effect on the date of this Indenture; (b) any encumbrance or restriction, with respect to a Restricted Subsidiary of the Company that is not a Subsidiary of the Company on the date of this Indenture, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary; (c) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (a) and (b), or in this clause (c), provided that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced or are not more restrictive than those set forth in this Indenture; (d) any encumbrance or restriction created pursuant to an asset sale agreement, stock sale agreement or similar instrument pursuant to which an Asset Sale permitted under Section 10.13 is to be consummated, so long as such restriction or encumbrance shall be effective only for a period from the execution and delivery of such agreement or instrument through a termination date not later than 270 days after such execution and delivery; (e) any such encumbrance or restriction consisting of customary contractual non-assignment provisions in a contract entered into in the ordinary course of business, to the extent such provisions restrict the transfer of rights, duties or obligations under such contract; (f) in the case of clause (iv) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Restricted Subsidiary permitted to be incurred pursuant to Section 10.08 to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and (g) any restriction imposed by applicable law.

      Section 10.19 Limitation on Unrestricted Subsidiaries.

      The Company shall not make, and shall not permit any of its Restricted Subsidiaries to make, any Investments in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments would exceed the amount of Restricted Payments then permitted to be made pursuant to Section 10.09. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this covenant (i) will be treated as the payment of a Restricted Payment in calculating the amount of Restricted Payments made by the Company and (ii) may be made in cash or property.

      Section 10.20 Provision of Financial Statements.

      Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, file with the Commission the annual reports, quarterly reports, information and other documents which the Company would have been required to file with the Commission pursuant to such Sections 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company will be deemed to have satisfied such requirements if Parent files and provides reports, information and documents of the types otherwise so required within the applicable time periods and the Company is not required to file such reports, documents and information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings made by Parent as long as Parent's quarterly and annual reports contain (x) separate audited annual and unaudited quarterly, as the case may be, consolidated financial statements for the Company and its Subsidiaries or (y) consolidating financial information which includes separate audited annual and unaudited quarterly, as the case may be, condensed consolidated financial information for the Company and its Subsidiaries. The Company will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports, information and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Sections (unless such documents are filed by Parent as provided above and such documents are then so mailed to the Holders and filed with the Trustee), (y) if filing such documents by the Company (or Parent, as the case may be) with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost, and
(z) otherwise comply with Section 3.14(a) of the Trust Indenture Act. In addition, if the Company has any Unrestricted Subsidiary at such time, it shall also file with the Trustee, and provide to the Holders, on the same quarterly basis, all quarterly and annual financial statements (which statements may be unaudited) as would be required by Forms 10-Q and 10-K if such Subsidiary were not an Unrestricted Subsidiaries.

      Section 10.21 Statement by Officers as to Default.

      (a) The Company will deliver to the Trustee, on or before a date not more than 60 days after the end of each fiscal quarter and not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer or the Company, stating whether or not, after a review of the activities of the Company during such year or such quarter and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all its obligations and is in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default specifying each Default and the nature and status thereof.

      (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, overnight courier or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action within five Business Days of its occurrence.

      Section 10.22 Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.06 through 10.12, 10.14, 10.15 and 10.17 through 10.20, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

      Section 10.23 Limitation on Asset Swaps.

      The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in Asset Swaps, unless: (i) at the time of entering into such Asset Swap, and immediately after giving effect to such Asset Swap, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and (ii) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Swap at least equal to the Fair Market Value of the properties or assets exchanged as determined in writing by a nationally recognized investment banking or appraisal firm.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

      Section 11.01 Rights of Redemption.

      (a) The Securities may be redeemed at the election of the Company, in whole or in part, at any time on or after December 15, 2007, subject to the conditions, and at the Redemption Price, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date.

      (b) At any time on or prior to December 15, 2005, the Company may redeem up to 35% of the aggregate principal amount of Securities with the net proceeds of a Public Equity Offering of the Company subject to the conditions, and at the Redemption Price, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date.

      Section 11.02 Applicability of Article.

      Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

      Section 11.03 Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities pursuant to Section
11.01 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

      Section 11.04 Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, pro rata, by lot or such other method as the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

      The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      Section 11.05 Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

      (a) the Redemption Date;

      (b) the Redemption Price;

      (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

      (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

      (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

      (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

      (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

      (h) the CUSIP number, if any, relating to such Securities.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

      The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given whether or not the Holder receives such notice. In any case, failure to give such notice to any Holder of any Security designated for redemption as a whole or in part, or any defect in any such notice, shall not affect the validity of the proceedings for the redemption of any other Security.

      Section 11.06 Deposit of Redemption Price.

      On or prior to 10:00 a.m. (New York time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. When the Redemption Date falls on an Interest Payment Date, payments of interest due on such date are to be paid as provided hereunder as if no such redemption were occurring.

      Section 11.07 Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption

Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of
Section 3.09.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

      Section 11.08 Securities Redeemed or Purchased in Part.

      Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 10.02 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                   ARTICLE XII

                           SUBORDINATION OF SECURITIES

      Section 12.01 Securities Subordinate to Senior Indebtedness.

      The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on each and all of the Securities and all other Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness.

      This Article Twelve shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

      The Securities shall not be senior in right of payment to the Existing Notes and shall be pari passu in right of payment with the Existing Notes.

      Section 12.02 Payment Over of Proceeds Upon Dissolution, etc.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

      (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, of all amounts due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of the principal of, premium, if any, or interest on the Securities or any other Indenture Obligations; and

      (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

      (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Securities or any other Indenture Obligations before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

      Section 12.03 Suspension of Payment When Senior Indebtedness in Default.

      (a) Unless Section 12.02 shall be applicable, upon the occurrence of a Payment Default, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company, of any, kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of principal of, premium, if any, or interest on, the Securities or any other Indenture Obligations or on account of the purchase, redemption, defeasance (whether under Section 4.02 or 4.03) or other acquisition of or in respect of the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness with respect to which such Payment Default shall have occurred shall have been discharged or paid in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of such Designated Senior Indebtedness, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

         (b) Unless Section 12.02 shall be applicable, upon (1) the occurrence of a Nonpayment Default and (2) receipt by the Trustee from the representative of the holders of Designated Senior Indebtedness (a "Senior Representative") of written notice of such occurrence, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of any principal of, premium, if any, or interest on, the Securities or any other Indenture Obligations or on account of the purchase, redemption, defeasance or other acquisition of or in respect of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice unless and until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this Section 12.03) (x) 179 days having elapsed since receipt of such written notice by the Trustee (provided such Designated Senior Indebtedness as to which notice was given shall theretofore have not been accelerated), (y) the date such

Nonpayment Default (and all Non-payment Defaults as to which notice is also given after such period is initiated) shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness related thereto shall have been discharged or paid in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Designated Senior Indebtedness, or (z) the date on which such Payment Blockage Period (and all Nonpayment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Trustee from the Senior Representative, after which, in each such case, the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, in no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company or the Trustee of the notice referred to in clause (2) of this paragraph (b) (the "Initial Blockage Period"). Any number of notices of Non-payment Defaults may be given during the Initial Blockage Period; provided that during any 365 day consecutive period only one Payment Blockage Period during which payment of principal of, or interest on, the Securities may not be made may commence and the duration of the Payment Blockage Period may not exceed 179 days. No Non-payment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

      (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

      Section 12.04 Payment Permitted if No Default.

      Nothing contained in this Article, elsewhere in this Indenture or in any other Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 12.02 or under the conditions described in Section 12.03, from making payments at any time of principal of, premium, if any, or interest on the Securities.

      Section 12.05 Subrogation to Rights of Holders of Senior Indebtedness.

      Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

      Section 12.06 Provisions Solely to Define Relative Rights.

      The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 12.02, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.03, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 12.03(c).

      Section 12.07 Trustee to Effectuate Subordination.

      Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

      Section 12.08 No Waiver of Subordination Provisions.

      (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person, provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article Five or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

      Section 12.09 Notice to Trustee.

      (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or other Indenture Obligations. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

      (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 12.10 Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

      Section 12.11 Rights of Trustee as a Holder of Senior Indebtedness Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

      Section 12.12 Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture. The term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

      Section 12.13 No Suspension of Remedies.

      Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property, or securities receivable upon the exercise of such rights or remedies.

      Section 12.14 Trustee's Relation to Senior Indebtedness.

      With respect to the holders of Senior Indebtedness. the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically, set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

      Section 13.01 Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein, rights to payment, including any Additional Interest, and rights to replacement of stolen, lost or mutilated Securities expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (a) either:

      (1) all the Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.08 or (ii) all Securities for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

      (2) all such Securities not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) will become due and payable at their Stated Maturity within one year, or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Guarantor, in the case of (2)(x), (y) or (z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for that purpose an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and accrued interest at such Stated Maturity or Redemption Date;

      (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or any Guarantor; and

      (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

      Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section. the obligations of the Trustee under Section 13.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.

      Section 13.02 Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 10.03, all United States dollars deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                   ARTICLE XIV

                                    GUARANTEE

      Section 14.01 Guarantors' Guarantee.

      For value received, each of the Guarantors, in accordance with this Article Fourteen, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

      Section 14.02 Continuing Guarantee; No Right of Set-Off; Independent Obligation.

      (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each of the Guarantors' liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

      (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

      (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

      (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 1.06 hereof.

      (e) Except as provided herein, the provisions of this Article Fourteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

      Section 14.03 Guarantee Absolute.

      The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense by reason of:

      (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

      (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

      (c) the taking of security from the Company, any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

      (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

      (e) the abstention from taking security from the Company, any, Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

      (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee:

      (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

      (h) the Trustee's or the Holders' acceptance of compositions from the Company or any Guarantor;

      (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, if any, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any such collateral;

      (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

      (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

      (l) the sale of the Company's or any Guarantor's business or any part thereof;

      (m) subject to Section 14.14, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor;

      (n) the insolvency, bankruptcy, liquidation, windingup, dissolution, receivership or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor or the loss of corporate existence;

      (o) subject to Section 14.14, any arrangement or plan of reorganization affecting the Company or any Guarantor;

      (p) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor;

      (q) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors;

      (r) the illegality, invalidity or unenforceability of all or any part of the Indenture Obligations, the Indenture or the Securities; or

      (s) any law that provides that the obligation of a surety or guarantor must neither be larger in amount nor more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation.

      Section 14.04 Right to Demand Full Performance.

      In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof.

      Section 14.05 Waivers.

      (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment.

      (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

            (i) initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person;

            (ii) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders; or

            (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

      Section 14.06 The Guarantors Remain Obligated in Event the Company Is No
                    Longer Obligated to Discharge Indenture Obligations.

      It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Fourteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as Section 4.02 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

      Section 14.07 Fraudulent Conveyance; Subrogation.

      (a) Any term or provision of this Guarantee to the contrary notwithstanding, the aggregate amount of the Indenture Obligations guaranteed hereunder shall be reduced to the extent necessary to prevent this Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

      (b) Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Fourteen. The Guarantor further agrees that, to the extent that the waiver of, or agreement not to exercise, any such rights, remedies, powers or privileges is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights, remedies, powers or privileges the Guarantor may have shall be junior and subordinate to the rights, remedies, powers and privileges of the Holders against the Guarantor under this Guarantee.

      Section 14.08 Guarantee Is in Addition to Other Security.

      This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

      Section 14.09 Release of Security Interests.

      Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

      Section 14.10 No Bar to Further Actions.

      Except as provided by law, no action or proceeding brought or instituted under Article Fourteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Fourteen and this Guarantee by reason of any further default or defaults under Article Fourteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

      Section 14.11 Failure to Exercise Rights Shall Not Operate as a Waiver; No Suspension of Remedies.

      (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

      (b) Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

      Section 14.12 Trustee's Duties, Notice to Trustee.

      Any provision in this Article Fourteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence or willful misconduct.

      Section 14.13 Successors and Assigns.

      All terms, agreements and conditions of this Article Fourteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns, provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

      Section 14.14 Release of Guarantee.

      Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Fourteen. Upon the delivery by the Company to the Trustee of an Officer's Certificate and an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

      This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 10.14(d).

      Section 14.15 Execution of Guarantee.

      To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 2.06, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Section 14.16 Guarantee Subordinate to Guarantor Senior Indebtedness.

      Each Guarantor covenants and agrees, and each Holder of a Guarantee, by acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees is hereby made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness, of all Guarantor Senior Indebtedness; provided, however, that the Indebtedness represented by this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantor Senior Indebtedness. This Guarantee shall not be senior in right of payment to the Existing Notes Guarantees.

      This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness, and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

      With respect to the relative rights of Holders and holders of Senior Indebtedness and Guarantor Senior Indebtedness and for the purpose of Section 14.07(a), each Holder of a Security by his acceptance thereof acknowledges that all Senior Indebtedness and any guarantee by a Guarantor of such Senior Indebtedness shall be deemed to have been incurred prior to the incurrence by such Guarantor of its liability under its Guarantee.

      Section 14.17 Payment Over of Proceeds Upon Dissolution of the Guarantor, etc.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

            (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness of all amounts due on or in respect of all Guarantor Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Guarantor Junior Securities) on account of the Guarantee of such Guarantor;

            (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by setoff or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution. whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the segregated amounts remaining unpaid on account of the Senior Guarantor Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash

      Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness of all Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

            (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, in respect of the Guarantee of such Guarantor before all Guarantor Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

      The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties and assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal comply with the conditions set forth in Article Eight.

      Section 14.18 Default on Guarantor Senior Indebtedness.

      (a) Upon the maturity of any Guarantor Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full or such payment duly provided for before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

      (b) No payment (excluding payments in the form of Permitted Guarantor Junior Securities) shall be made by any Guarantor in respect of its Guarantee during the period in which Section 14.17 shall be applicable, during any suspension of payments in effect under Section 12.03(a) of this Indenture or during any Payment Blockage Period in effect under Section 12.03(b) of this Indenture.

      (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor Senior Representative or as a court of competent jurisdiction shall direct.

      Section 14.19 Payment Permitted by Each of the Guarantors if No Default.

      Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 14.17 or under the conditions described in Section 14.18, from making payments at any time of principal of, premium, if any, or interest on the Securities.

      Section 14.20 Subrogation to Rights of Holders of Guarantor Senior Indebtedness.

      Subject to the payment in full of all Guarantor Senior Indebtedness in cash or Cash Equivalents or in any other form acceptable to the holders of Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness.

      Section 14.21 Provisions Solely to Define Relative Rights.

      The provisions of Sections 14.16 through 14.29 of this Indenture are intended solely, for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 14.17, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 14.18, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 14.18(c).

      Section 14.22 Trustee to Effectuate Subordination.

      Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

      Section 14.23 No Waiver of Subordination Provisions.

      (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by, any act or failure to act by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Guarantor Senior Indebtedness may at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article 5 or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

      Section 14.24 Notice to Trustee by Each of the Guarantors.

      (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Guarantor Senior Indebtedness or from a Guarantor Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or any other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

      (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person representing himself to be a representative of one or more holders of Designated Guarantor Senior Indebtedness (a "Guarantor Senior Representative") or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Guarantor Senior Representative or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 14.25 Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

      Section 14.26 Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of

Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

      Section 14.27 Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee, provided, however, that Sections 14.14, 14.24 and 14.26 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

      Section 14.28 No Suspension of Remedies.

      Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Guarantor Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

      Section 14.29 Trustee's Relation to Guarantor Senior Indebtedness.

      With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

      Section 14.30 Limitation on Guarantee.

      In any proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under its Guarantee would otherwise, be held or determined to be void, invalid or unenforceable or if the claims of the Holders in respect of such obligations would be subordinated to the claims of any other creditors other than creditors under Senior Indebtedness on account of the Guarantor's liability under its Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Holders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

      If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which a Guarantee is endorsed, such Guarantee shall be valid nevertheless.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                  SALEM COMMUNICATIONS HOLDING
                                  CORPORATION, a Delaware corporation, as issuer

                                  By: /s/ David A. R. Evans
                                      ------------------------------------------
                                      Name:  David A.R. Evans
                                      Title: Senior Vice President and
                                             Chief Financial Officer

Attest

               /s/ Jonathan L. Block
               ---------------------
                     Secretary

                                  SALEM COMMUNICATIONS CORPORATION
                                  ATEP RADIO, INC.
                                  BISON MEDIA, INC.
                                  CARON BROADCASTING, INC.
                                  CCM COMMUNICATIONS, INC.
                                  COMMON GROUND BROADCASTING, INC.
                                  GOLDEN GATE BROADCASTING COMPANY INC.
                                  INSPIRATION MEDIA, INC.
                                  INSPIRATION MEDIA OF PENNSYLVANIA, LP
                                  INSPIRATION MEDIA OF TEXAS, LLC
                                  KINGDOM DIRECT, INC.
                                  NEW ENGLAND CONTINENTAL MEDIA, INC.
                                  NEW INSPIRATION BROADCASTING COMPANY, INC.
                                  ONEPLACE, LLC
                                  PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                  RADIO 1210, INC.
                                  REACH SATELLITE NETWORK, INC.
                                  SALEM COMMUNICATIONS ACQUISITION CORPORATION
                                  SALEM MEDIA CORPORATION
                                  SALEM MEDIA OF COLORADO, INC.
                                  SALEM MEDIA OF GEORGIA, INC.
                                  SALEM MEDIA OF HAWAII, INC.
                                  SALEM MEDIA OF ILLINOIS, LLC
                                  SALEM MEDIA OF KENTUCKY, INC.
                                  SALEM MEDIA OF NEW YORK, LLC
                                  SALEM MEDIA OF OHIO, INC.
                                  SALEM MEDIA OF OREGON, INC.
                                  SALEM MEDIA OF PENNSYLVANIA, INC.
                                  SALEM MEDIA OF TEXAS, INC.
                                  SALEM MEDIA OF VIRGINIA, INC.
                                  SALEM MUSIC NETWORK, INC.
                                  SALEM RADIO NETWORK INCORPORATED
                                  SALEM RADIO OPERATIONS, LLC
                                  SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
                                  SALEM RADIO PROPERTIES, INC.
                                  SALEM RADIO REPRESENTATIVES, INC.
                                  SCA LICENSE CORPORATION
                                  SOUTH TEXAS BROADCASTING, INC.
                                  SRN NEWS NETWORK, INC.
                                  VISTA BROADCASTING, INC.
                                     as Guarantors



                                  By:  /s/ David A. R. Evans
                                       -----------------------------------
                                       Name:   David A.R. Evans
                                       Title:  Senior Vice President and
                                               Chief Financial Officer

                                               THE BANK OF NEW YORK, as Trustee


                                               By:  /s/ STACEY B. POINDEXTER
                                                    ----------------------------
                                                    Name:  Stacey B. Poindexter
                                                    Title: Assistant Treasurer

                                   SCHEDULE I
        EXISTING INDEBTEDNESS OF SALEM COMMUNICATIONS HOLDING CORPORATION
                         AND ITS RESTRICTED SUBSIDIARIES

9 1/2% Senior Subordinated Notes due 2007 and the guarantees thereof pursuant to the Existing 9 1/2% Notes Indenture as in effect on the date hereof.

9% Senior Subordinated Notes due 2011 and the guarantees thereof pursuant to the Existing 9% Notes Indenture as in effect on the date hereof.

                                    Exhibit A

              [Form Of Restricted Securities Transfer Certificate]

              RESTRICTED SECURITIES TRANSFER CERTIFICATE (GENERAL)

                (For transfers pursuant to Section 3.07(a) or (b)
                      of the Indenture referred to below)

Salem Communications Holding Corporation
4880 Santa Rosa Road, Suite 300
Camarillo, California 93012

The Bank of New York,
as Securities Registrar
101 Barclay Street, 21 W,
New York, New York 10286

      Re: 7 3/4% Senior Subordinated Notes Due 2010 (the "Securities")

      Reference is made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Salem Communications Holding Corporation, a Delaware corporation, the guarantors party thereto and The Bank of New York, as trustee. Terms used herein and defined in the Indenture, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to $____________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s).____________________________

      CERTIFICATE No(s).______________________

      CURRENTLY IN BOOKENTRY FORM: Yes | | No | | (check one)

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) such person is the sole beneficial owner of the Specified Securities or (ii) such person is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through a Depositary (except in the name of the "The Depository Trust Company") or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 or pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Regulation S under the Securities Act and in any case in compliance with all applicable securities laws of the states of the United States. Accordingly, the Owner hereby further certifies that:

(1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

      (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

      (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

(2)   Rule 144 Transfers. If the transfer is being effected pursuant to Rule
      144:

      (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule
            144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

      (B) the transfer is occurring after a holding period by the Owner of at least two years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company;

(3) Transfers to Accredited Investors. If the transfer is being made to an Accredited Investor:

      (A) the transfer is being effected to an institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Regulation S under the Securities Act, and the transferor has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the transfer complies with the transfer restrictions applicable to a Restricted Security and the requirements of the exemption claimed, which certification is supported by a certificate executed by the transferee in the form of Annex I attached hereto.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:_________________________     ____________________________________________

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                    By:____________________________________
                                        Name:
                                        Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                    Signature Guarantee:  _____________________

                                    (Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)

                                                                         Annex I

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Salem Communications Holding Corporation
4880 Santa Rosa Road, Suite 300
Camarillo, California 93012

The Bank of New York,
as Securities Registrar
101 Barclay Street, 21 W,
New York, New York 10286

      Re: 7 3/4% Senior Subordinated Notes due 2010

      Reference is hereby made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Salem Communications Holding Corporation (the "Company"), the guarantors party thereto (the "Guarantors") and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      In connection with our proposed purchase of $____________ aggregate principal amount of:

      (a)   | | a beneficial interest in a Series A Global Security, or

      (b)   | | a Series A Physical Security,

      we    confirm that:

      We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

      We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act, (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act (if available), (E) pursuant an exemption from registration provided by of Rule 144 under the Securities Act (if available), (F) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Series A Physical Security or beneficial interest in a Series A Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

      We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you such certifications, legal opinions and other information as you may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will be in certificated form and will bear a legend to the foregoing effect.

      We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You and the Guarantors are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

_____________________________________________
         [Insert Name of Transferor]

By   ________________________________________
     Name:
     Title:

Dated:______________________________________

                                    Exhibit B

              [Form of Restricted Securities Transfer Certificate]

          RESTRICTED SECURITIES TRANSFER CERTIFICATE (NON-U.S. PERSONS)

 (For transfers pursuant to Section 3.07(c) of the Indenture referred to below)

The Bank of New York,
as Securities Registrar
101 Barclay Street, 21 W,
New York, New York 10286

      Re:   7 3/4% Senior Subordinated Notes Due 2010 (the "Securities")

      Reference is made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Salem Communications Holding Corporation, a Delaware corporation, the guarantors party thereto and The Bank of New York, as trustee. Terms used herein and defined in Regulations S under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      In connection with our proposed sale of ________ aggregate principal amount of the Securities, we confirm that such sale has been affected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Securities was not made to a U.S. person or to a person in United States;

            (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

            (5) we have advised the transferee of the transfer restrictions applicable to the Securities; and

            (6) if the transfer is being made prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, the interest transferred shall be held immediately thereafter through the Euroclear System or Clearstream Banking, S.A.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:_________________________     ____________________________________________

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                    By:____________________________________
                                        Name:
                                        Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                    Signature Guarantee:  _____________________

                                    (Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, Stamp, all in accordance with the Securities Exchange Act of 1934, as amended)

                                    Exhibit C

                               INTERCOMPANY NOTE

                                                           ____________ __, ____

      Evidences of all loans or advances ("Loans") hereunder shall be reflected on the grid attached hereto. FOR VALUE RECEIVED, _____________, a _____________ corporation (the "Maker"), HEREBY PROMISES TO PAY ON DEMAND to the order of _____________ (the "Holder") the principal sum of the aggregate unpaid principal amount of all Loans (plus accrued interest thereon) at any time and from time to time made hereunder which has not been previously paid.

      All capitalized terms used herein that are defined in, or by reference in, the Indenture among Salem Communications Holding Corporation, a Delaware corporation (the "Company"), the guarantors party thereto and The Bank of New York, as trustee, dated as of December 23, 2002 (the "Indenture"), have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined.

                                    ARTICLE I

                           TERMS OF INTERCOMPANY NOTE

      Section 1.01 Note Forgiveness. Unless the Maker of the Loan hereunder is either of the Company or any Guarantor, the Holder may not forgive any amounts owing under this intercompany note.

      Section 1.02 Interest, Prepayment. (a) The interest rate ("Interest Rate") on the Loans shall be a rate per annum equal to the interest rate on the Securities.

      (b) The interest, if any, payable on each of the Loans shall accrue from the date such Loan is made and, subject to Section 2.01, shall be payable upon demand of the Holder.

      (c) If the principal or accrued interest, if any, of the Loans is not paid on the date demand is made, interest on the unpaid principal and interest will accrue at a rate equal to the Interest Rate, if any, plus 100 basis points per annum from maturity until the principal and interest on such Loans are fully paid.

      (d) Subject to Section 2.01, any amounts hereunder may be prepaid at any time by the Maker.

      Section 1.03 Subordination. All loans made to either of the Company or any Guarantor shall be subordinated in right of payment to the payment and performance of the obligations of the Company and any Subsidiary under the Indenture, the Securities, the Guarantees or any other Indebtedness ranking senior to or pari passu with the Securities, or any Guarantees, including, without limitation, any Indebtedness incurred under the Bank Credit Agreement.

                                   ARTICLE II

                                EVENTS OF DEFAULT

      Section 2.01. Events of Default. If after the date of issuance of this Loan (i) an Event of Default has occurred under the Indenture, (ii) an "Event of Default" (as defined) has occurred under the Bank Credit Agreement, or any refinancing of the Bank Credit Agreement or (iii) an "event of default" (as defined) on any other Indebtedness of the Company or any Guarantor then (x) in the event of the Maker is not either one of the Company or a Guarantor, all amounts owing under the Loans hereunder shall be immediately due and payable to the Holder, and (y) in the event the Maker is either the Company or, the amounts owing under the Loans hereunder shall not be due and payable unless the Maker is a Guarantor and the Holder is the Company; provided, however, that if such Event of Default or event of default has been waived, cured or rescinded, such amounts shall no longer be due and payable in the case of clause (x), and such amounts may be payable in the case of clause (y). If the Holder is a Subsidiary, then the Holder hereby agrees that if it receives any payments or distributions on any Loan from the

Company or a Guarantor which is not payable pursuant to clause (y) of the prior sentence after any Event of Default or event or default described in clauses
(i), (ii) or (iii) above has occurred, is continuing and has not been waived, cured or rescinded, it will pay over and deliver forthwith to the Company or such Guarantor, as the case may be, all such payments and distributions.

                                   ARTICLE III

                                  MISCELLANEOUS

      Section 3.01 Amendments, Etc. No amendment or waiver of any provision of this intercompany note, or consent to depart herefrom is permitted at any time for any reason, except with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities.

      Section 3.02 Assignment. No party to this Agreement may assign, in whole or in part, any of its rights and obligations under this intercompany note, except to its legal successor in interest.

      Section 3.03 Third Party Beneficiaries. The holders of the Securities or any other Indebtedness ranking pari passu with or senior to, the Securities or any Guarantees, including without limitation, any Indebtedness incurred under the Bank Credit Agreement, shall be third party beneficiaries to this intercompany note and shall have the right to enforce this intercompany note against the Company or any of their Subsidiaries.

      Section 3.04 Headings. Article and Section headings in this intercompany note are included for convenience of reference only and shall not constitute a part of this intercompany note for any other purpose.

      Section 3.05 Entire Agreement. This intercompany note sets forth the entire agreement or the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

      Section 3.06 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 3.07 Waivers. The Maker hereby waives presentment, demand for payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

                                              By:_______________________________
                                                  Name:
                                                  Title:

                BORROWINGS, MATURITIES, AND PAYMENTS OF PRINCIPAL

                       Amount of        Maturity of          Amount            Unpaid
                       Borrowing/        Borrowing/      Principal Paid      Principal          Notation
       Date            Principal         Principal         or Prepaid         Balance           Made By
       ----            ---------         ---------         ----------         -------           -------